   As filed with the Securities and Exchange Commission on April 4, 1997

                       Registration Nos. 33-849; 811-4431
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    Form N1-A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Pre-Effective Amendment No. ____

                         Post-Effective Amendment No. 22


     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 23


                              NORTHSTAR GROWTH FUND
         ---------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

                     Two Pickwick Plaza, Greenwich, CT 06830
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                  (203)863-6200
                     --------------------------------------
                         (Registrant's telephone number)

                                 Mark L. Lipson
                 c/o Northstar Investment Management Corporation
                     Two Pickwick Plaza, Greenwich, CT 06830
              -----------------------------------------------------
                    (Name and address for agent for service)

                        Copies of all correspondence to:
                                Jeff Steele, Esq.

                            Dechert, Price & Rhoads
                         1500 K Street, N.W., Suite 500
                              Washington, D.C. 20003

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:
         - - -
           X      on April 7, 1997 pursuant to paragraph (b)
         - - -
                  60 days after filing pursuant to paragraph (a)(1)
         - - -


                  on [date] pursuant to paragraph (a)(1)
         - - -


                  75 days after filing pursuant to paragraph (a)(2)
         - - -

                  on [date] pursuant to paragraph (a)(2) of Rule 485
         - - -
If appropriate, check the following box:
                  this post-effective amendment designates a new effective
         - - -    date for a previously filed post-effective amendment.

-------------------------------------------------------------
* Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Invesment Company Act of 1940. The Registrant has filed the Notice required by Rule 24f-2 for its most recent fiscal year on or about February 16, 1996.

                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 404(a)
                        UNDER THE SECURITIES ACT OF 1933

                        The enclosed materials relate only
                           to the Northstar Growth Fund's
                      establishment of an additional class of
                         Shares, Class I, and do not amend
                             in any respect the Fund's
                                   other classes.

                                     PART A
                               COMBINED PROSPECTUS

FORM N-1A PART A ITEM                                              PROSPECTUS CAPTION

1.  Cover Page                                                     Cover Page


2.  Synopsis                                                       What You Pay To Invest

3.  Condensed Financial Information                                Cover Page; Objective; Investment
                                                                   Strategy; Holdings; Risks; The Risks
                                                                   of Investing in Mutual Funds; Investment
                                                                   Practices; The Business of Mutual Funds;
                                                                   Where To Go For More Information

4.  General Description of Registrant                              Cover Page; Objective; Investment
                                                                   Strategy; Holdings; Risks; The Risks
                                                                   of Investing in Mutual Funds; Investment
                                                                   Practices; The Business of Mutual Funds;
                                                                   Where To Go For More Information

5.  Management of the Fund                                         Meet the Portfolio Manager; The Business
                                                                   of Mutual Funds

6.  Capital Stock and Other Securities                             Buying, Selling and Exchanging;
                                                                   Choosing a Share Class; Opening a
                                                                   Northstar Account; Mutual Fund Earnings
                                                                   and your Taxes; Where To Go For More
                                                                   Information

7.  Purchases of Securities Being Offered                          Buying, Selling and Exchanging;
                                                                   Choosing a Share Class; Opening a
                                                                   NorthStar Account; How Dealers
                                                                   are Compensated

8.  Redemption or Repurchase                                       Buying, Selling and Exchanging

9.  Legal Proceedings                                              Not Applicable


                                        CROSS REFERENCE SHEET
                                               PART B

FORM N-1A PART B ITEM                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                  CAPTION

10.  Cover Page                                                   Cover Page

11.  Table of Contents                                            Table of Contents

12.  General Information & History                                Cover Page; Other Information

13.  Investment Objectives and Policies                           Cover Page; Investment Restrictions;
                                                                  Investment Techniques

14.  Management of the Fund                                       Trustees and Officers

15.  Control Persons and Principal                                N/A
     Holders of Securities

16.  Investment Advisory and Other                                Services of Northstar
     Services                                                     and the Administrator

17.  Brokerage Allocation and Other                               Portfolio Transactions and Brokerage
     Practices                                                    Allocation

18.  Capital Stock and Other                                      Purchases and Redemptions
     Securities

19.  Purchases, Redemptions and                                   Net Asset Value; Purchases and
                                                                  Redemptions

20.  Tax Status                                                   Dividends, Distribution and Taxes

21.  Underwriter                                                  Underwriter and Distribution Services

22.  Calculation of Performance Data                              Performance Information

23.  Financial Statements                                         Financial Statements


                                     PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C in the Registration Statement.

(page 1)


The Northstar Growth Fund
Institutional Class Shares
Prospectus
April __, 1997


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE NORTHSTAR GROWTH FUND. IT TELLS YOU:
O   HOW TO CHOOSE THE FUND THAT IS RIGHT FOR YOU

O   HOW TO BUY AND SELL SHARES
O   HOW YOU EARN MONEY ON YOUR INVESTMENTS
O   HOW INVESTING IN MUTUAL FUNDS MAY AFFECT YOUR TAXES.

PLEASE READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE.

YOUR INVESTMENT:
O  IS NOT A BANK DEPOSIT
O IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNEMENT AGENCY
O IS AFFECTED BY MARKET FLUCTUATIONS--THERE IS NO GUARANTEE THAT YOU WON'T LOSE MONEY.




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(page 2)

WHAT'S INSIDE

An introduction to the Northstar Growth Fund                                3

Northstar Growth Fund

Meet the portfolio manager                                                22

How to buy, sell and exchange shares of the Northstar Growth Fund          25

Mutual fund earnings and your taxes                                        30

The business of mutual funds                                               32

The risks of investing in mutual funds                                     34

Where to go for more information                                           36


(Sidebar with icons)

These pages contain a description of the Northstar Growth Fund, including its OBJECTIVE, INVESTMENT STRATEGY, types of HOLDINGS, RISKS and PORTFOLIO MANAGER.

You'll also find:

WHAT YOU PAY TO INVEST.
A list of the fees and expenses you pay - both directly and indirectly - when you invest in the fund.

HOW THE FUND HAS
PERFORMED. A chart that
shows the fund's financial
performance for up to ten years, by share class.

AN INTRODUCTION TO THE NORTHSTAR GROWTH FUND


This prospectus has been designed to help you make informed decisions about your investments.

The Northstar Growth Fund focuses on long-term growth by investing primarily in equities. It will suit you if you:



o are investing for the long term - at least several years
o are willing to accept higher risk in exchange for potentially higher long-term returns.

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the risks and potential benefits associated with the Fund.


IF YOU HAVE ANY QUESTIONS ABOUT THE NORTHSTAR GROWTH FUND OR ABOUT CHOOSING SUITABLE INVESTMENTS, PLEASE CALL US AT 1-800-595-7827.

(page 4)

NORTHSTAR GROWTH FUND

PORTFOLIO MANAGER
Geoffrey Wadsworth

OBJECTIVE
This fund seeks long-term growth of capital by investing primarily in domestic common stocks.

INVESTMENT STRATEGY
The fund invests in large and mid-sized companies that the portfolio manager feels have above average prospects for growth.

HOLDINGS
Under normal market conditions, the fund invests at least 65% if its assets in securities purchased on the basis of the potential for capital appreciation. The fund also holds preferred stocks and convertible securities. It may invest up to 20% of its net assets in foreign issuers, but only 10% can be in securities that are not listed on a U.S. securities exchange. It may also invest in other higher-risk securities and engage in other investment practices. These are described on page 34.

RISKS
Because they invest in equities, all growth funds are affected by changes in the stock market. This fund is also subject to the risks associated with investing in foreign securities. Please refer to the section beginning on page 34, The risks of investing in mutual funds.

WHAT YOU PAY TO INVEST
There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund.



FEES YOU PAY DIRECTLY
                                                       Class A     Class B      Class C    Class T       Class I

Maximum sales charge on your initial
investment (as a % of offering price)            %        4.75        none         none       none         none
Maximum deferred sales charge                    %     none(1)     5.00(2)      1.00(2)    4.00(2)         none

OPERATING EXPENSES PAID EACH YEAR BY THE FUND
(as a % of average net assets)
                                                       Class A     Class B      Class C    Class T       Class I
Management fee                                   %        0.75        0.75         0.75       0.75         0.75
12b-1 fee                                        %        0.30        1.00 (3)     1.00 (3)   0.95 (3)     0.00
Other expenses                                   %        0.37        0.32         0.36       0.30         0.35
Total fund operating expenses                    %        1.42        2.07         2.11       2.00         1.10


EXAMPLE
Here's an example of what you would pay in expenses if you invested $1,000, reinvested all your dividends, the fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an example -- actual expenses and performance vary.

                         Year 1       Year 3       Year 5        Year 10
Class A
with redemptions      $   61           90           121           210
Class B
with redemptions      $   72           98           134           240(4)
without redemptions   $   21           65           111           240(4)
Class C
with redemptions      $   32           66           113           244
without redemptions   $   21           66           113           244
Class T
with redemptions      $   60           83           108           218(5)
without redemptions   $   20           63           108           218(5)

Class I
with redemptions      $   11           35            61           134
without redemptions   $   11           35            61           134


(1) Except for purchases of $1 million or more, when you sell any of the shares within 18 months of when you bought them. Please see page 26 for details.
(2) This charge decreases over time. Please see page 26 for details.
(3) Because of the 12b-1 fee, long-term shareholders may pay more than the maximum permitted front-end sales charge.
(4) Class B shares convert to Class A
shares after year 8. This figure uses Class A expenses for years 9 and 10.
(5) Class T shares convert to Class A shares after year 8 or on June 2, 1998, whichever is later. This figure uses Class A expenses for years 9 and 10.

(page 5)

NORTHSTAR GROWTH FUND

HOW THE FUND HAS PERFORMED
The following chart shows the fund's financial performance by share class. The 1995 and 1996 figures have been audited by Coopers & Lybrand L.L.P., independent accountants. Audited by other independent accountants prior to 1995.*


                                                         CLASS A                     CLASS B                             CLASS C
    YEAR ENDED DECEMBER 31,                        1996  1995(1)                1996  1995(1)                   1996      1995(1)

         OPERATING PERFORMANCE
         Net asset value at the
           beginning of the period     $           15.53   17.59                   15.50   17.59                   15.50     17.59
         Net investment income
           (loss)                      $            0.02    0.08                   (0.06)   0.06                   (0.05)     0.04
         Net realized and
           unrealized gain on
           investments                 $            3.18    1.95                    3.13    1.92                    3.12      1.92
         Total from investment
           operations                  $            3.20    2.03                    3.07    1.98                    3.07      1.96
         Dividends from net
           investment income           $               -   (0.10)                      -   (0.08)                      -     (0.06)
         Dividends from net
           realized gain on
           investments sold            $           (0.81)  (3.99)                  (0.81)  (3.99)                  (0.81)    (3.99)
         Total distributions           $           (0.81)  (4.09)                  (0.81)  (4.07)                  (0.81)    (4.05)
         Net asset value at the end
           of the period               $           17.92   15.53                   17.76   15.50                   17.76     15.50
         TOTAL INVESTMENT RETURN(2)    %           20.54   11.55                   19.74   11.27                   19.74     11.17
         RATIOS AND SUPPLEMENTAL DATA
         Net assets at the end of
           the period ($000s)          $           4,750   1,355                   4,444   1,987                     365        69
         Ratio of expenses to
           average net assets          %            1.50    1.42 (3)                2.20    2.07 (3)                 220   2.11 (3)
         Ratio of expense
           reimbursement to average
           net assets                  %            0.06       -                    0.04       -                    0.15         -
         Ratio of net investment
           income (loss) to average
           net assets                  %            0.11    0.63 (3)               (0.55)   0.06 (3)               (0.57)  0.02 (3)
         Average commissions per
           share                       $          0.0593       -                  0.0593       -                  0.0593         -
         Portfolio turnover rate       %              62     134                      62     134                      62       134

* Class I shares of the Fund commenced operations on April __, 1997.

         CLASS T
         YEAR ENDED DECEMBER 31,                  1996    1995    1994    1993    1992    1991    1990    1989    1988      1987
         OPERATING PERFORMANCE
         Net asset value at the
           beginning of the period     $           15.53   15.75   17.33   16.36   16.37   12.49   13.85   11.96   10.47     10.54
         Net investment income
           (loss)                      $           (0.06)   0.07    0.08    0.02    0.02    0.09    0.10    0.20    0.16      0.09
         Net realized and
           unrealized gain (loss) on
           investments                 $            3.16    3.77   (1.41)   1.67    1.30    4.62   (0.83)   2.66    1.58     (0.07)
         Total from investment
           operations                  $            3.10    3.84   (1.33)   1.69    1.32    4.71   (0.73)   2.86    1.74      0.02
         Dividends from net
           investment income           $               -   (0.07)  (0.08)  (0.04)  (0.02)  (0.08)  (0.10)  (0.20)  (0.17)    (0.08)
         Dividends from net
           realized gain on
           investments sold            $           (0.81)  (3.99)  (0.15)  (0.67)  (1.31)  (0.75)  (0.51)  (0.76)  (0.08)        -
         Distributions from capital    $               -       -   (0.02)  (0.01)      -       -   (0.02)  (0.01)      -     (0.01)
         Total distributions           $           (0.81)  (4.06)  (0.25)  (0.72)  (1.33)  (0.83)  (0.63)  (0.97)  (0.25)    (0.09)
         Net asset value at the end
           of the period               $           17.82   15.53   15.75   17.33   16.36   16.37   12.49   13.85   11.96     10.47
         TOTAL INVESTMENT RETURN (2)   %           19.90   24.40   (7.66)  10.36    8.05   38.10   (5.24)  24.25   16.70      0.11
         RATIOS AND SUPPLEMENTAL DATA
         Net assets at the end of
           the period ($000s)          $          70,406   76,343  76,391 80,759  56,759  40,884  24,927  29,842  25,359    27,493
         Ratio of expenses to
           average net assets          %            2.00    2.00    2.00    2.04    2.15    2.25    2.33    2.33    2.46      2.29
         Ratio of expense
           reimbursement to average
           net assets                  %            0.04       -       -       -       -       -       -       -       -         -
         Ratio of net investment
           income (loss) to average
           net assets                  %           (3.05)   0.37    0.49    0.13    0.09    0.66    0.80    1.39    1.40      0.83
         Average commissions per
           share                       $          0.0593       -       -       -       -       -       -       -       -         -
          Portfolio turnover rate      %              62     134      54      42      47      64      54      75      59        55

(page 22)


MEET THE PORTFOLIO MANAGER




GEOFFREY WADSWORTH
Geoffrey Wadsworth has managed the Northstar Growth Fund since February 1996, and has been co-manager of the Northstar Income and Growth Fund since December 1996. He joined Northstar in October 1993.

Before joining Northstar, Mr. Wadsworth was a Vice President of National Securities & Research Corporation. He was portfolio manager of the National Stock fund and assistant manager of the National Income and Growth Fund, National Worldwide Opportunities Fund and National Total Return Fund.

(page 25)

YOUR GUIDE TO BUYING, SELLING AND EXCHANGING SHARES OF THE NORTHSTAR GROWTH FUND There are three steps to take when you want to buy, sell or exchange shares of the fund:

o   first, choose a share class
o   second, open a Northstar account and make your first investment
o third, choose one of several ways to buy, sell or exchange shares.
CHOOSING A SHARE CLASS

The Northstar Growth Fund is available in Class A, Class B, Class C and Class I shares. The chart below summarizes the differences between the share classes
-- your choice of share class will depend on how much you are investing and for how long. Large investments qualify for a reduced Class A sales charge and avoid the higher distribution fees of classes B and C. Investments in Class B and Class C shares don't have a front-end sales charge but there is a restriction on the amount you can invest at one time. Class I shares are only available to certain defined benefit plans, insurance companies and foundations investing for their own account. No initial or contingent deferred sales charge is imposed, nor are the Institutional Class shares subject to Rule 12b-1 distribution and service fees. Your financial adviser can help you, or feel free to call us for more information.


The Fund also has Class T shares. You can no longer buy Class T shares unless you are reinvesting income, or exchanging Class T shares you already own, including Class T shares of The Cash Management Fund of Salomon Brothers Investment Series (a money-market fund that's available through Northstar, but isn't one of the Northstar funds). We've listed actual expenses charged to the Fund beginning on page 4.


MAXIMUM AMOUNT YOU CAN BUY
Class A                    no limit
Class B                    $500,000
Class C                    $750,000
Class T                    can only be purchased by reinvesting income or
                           exchanging other Class T shares

Class I                    no limit

FRONT END  SALES CHARGE
Class A                    yes, varies by size of investment
Class B                    none
Class C                    none
Class T                    none

Class I                    none


DEFERRED SALES CHARGE
Class A                    only on investments of $1 million or more if you
                           sell within 18 months
Class B                    yes, if you sell within 5 years
Class C                    yes, if you sell within 1 year
Class T                    yes, if you sell within 4 years

Class I                    none


SERVICE FEE
Class A                    .25% per year
Class B                    .25% per year
Class C                    .25% per year
Class T                    .25% per year

Class I                    none


DISTRIBUTION FEE
Class A                    .05% per year
Class B                    .75% per year
Class C                    .75% per year
Class T                    from .40% to .75% per year (varies by fund)

Class I                    none

CONVERSION
Class B                    Class B shares convert to class A after 8 years
Class T                    Class T shares convert to class A after 8 years or
                           on June 2, 1998    (whichever is later)

(page 26)

FRONT END SALES CHARGES
(Class A shares only)

Your investment                     Front-end sales charge
                                    as a             as a
                                    percentage       percentage
                                    of offering      your net
                                    price            investment
up to $99,999                       4.99             4.75
$100,000 to $249,999                3.90             3.75
$250,000 to $499,999                2.83             2.75
$500,000 to $999,999                2.04             2.00
$1,000,000 and over                 0.00             0.00

WAYS TO REDUCE FRONT-END SALES CHARGES There are three ways you can reduce your sales charges.

1.Take advantage of purchases you've already made
Rights of accumulation let you combine the value of all the Class A shares you already own with your current investment to calculate your sales charge.

2.Take advantage of purchases you intend to make
By signing a non-binding letter of intent, you can combine investments you plan to make over a 13 month period to calculate the sales charge you'll pay on each investment.

3.Buy as part of a group of investors
You can combine your investments with others in a recognized group when calculating your sales charge. The following is a general list of the groups Northstar recognizes for this benefit.
o you, your spouse and your children under the age of 21
o a trustee or fiduciary for a single trust, estate or fiduciary account (including qualifying pension, profit sharing and other employee benefit trusts)
o any other organized group that has been in existence for at least six months, and wasn't formed soley for the purpose of investing at a discount.

If you think you might be eligible to reduce your sales charges using any of these methods, please call us or consult the SAI.

DEFERRED SALES CHARGES (CLASSES A, B, C & T)
We deduct a contingent deferred sales charge (CDSC) from the proceeds when you sell shares as indicated below. CDSC is charged on the current market value of the shares, or on the price you paid for them, whichever is less. You aren't charged a CDSC on shares you acquired by reinvesting your dividends, or on amounts representing appreciation. When you ask us to sell shares, we will sell those that are exempt from the CDSC first, and then sell the shares you have held the longest. This helps keep your CDSC as low as possible.

CLASS A SHARES
There is generally no CDSC on Class A shares, except for purchases of $1 million or more, when you sell them within 18 months of when you bought them.

Your investment                     CDSC on shares
                                    being sold
First $1M - $2,499,999              1.00%
$2,500,000 to $4,999,999            0.50%
$5,000,000 and over                 0.25%

(page 27)

ON CLASS B, C & T SHARES
Years after you            Class B         Class C          Class T
bought the shares
1st year                   5.00%            1.00%             4.00%
2nd year                   4.00%            none              3.00%
3rd year                   3.00%            none              2.00%
4th year                   2.00%            none              1.00%
5th year                   2.00%            none              none
after 5 years              none             none              none

WHEN THE CDSC MIGHT BE WAIVED
We may waive the CDSC for Class B and Class C shares if:
o the shareholder dies or becomes disabled
o you're selling your shares through our systematic withdrawal program
o you're selling shares of a retirement plan and you are over 70 1/2 years old
o you're exchanging Class B, C or T shares for the same class of shares of another Northstar fund.

If you think you might be eligible for a CDSC waiver, please call us or consult the SAI.

OPENING A NORTHSTAR ACCOUNT

Once you've chosen the fund you would like to invest in and the share class you prefer, you're ready to open an account. First, determine how much money you want to invest. The minimum initial investment for Class I Shares is $20,000,000. The minimum initial investment for Class A, B and C Shares is:

o $2,500 for non-retirement accounts
o $250 for retirement accounts
o $25 if you are investing using our automatic investment plan (see page 29).

Next, open an account in one of two ways:
o give a check to your broker, who will open an account for you, or
o complete the application enclosed with this prospectus and mail it to us, along with your check, made payable to Northstar Funds.

TAX-SHELTERED RETIREMENT PLANS
Call or write to us about opening your Northstar account as any one of the following retirement plans: IRAs, SEP-IRAs, retirement and profit sharing plans for self-employed persons (Keogh), and corporate retirement plans (401(k)).

BUYING, SELLING AND EXCHANGING

Once you've opened an account and made your first investment, you can choose one of three ways to buy, sell or exchange shares of the Northstar Growth Fund:

o through your broker
o directly, either by mail or over the telephone
o using one of our automatic plans. We'll send you a confirmation statement every time you make a transaction that affects your account balance, except when we pay distributions. Instructions for each option appear in the chart on page 29, but here are a few things you should know before you begin.

HOW SHARES ARE PRICED
The price you pay or receive when you buy, sell or exchange shares is determined by the fund's net asset value (NAV) per share and share class. NAV is calculated each business day at the close of regular trading on the New York Stock Exchange (usually 4:00 Eastern Standard Time) by dividing the net assets of each fund class by the number of shares outstanding.


When you're buying shares, you'll pay the NAV that is next calculated after we receive your order in proper form, plus any sales charges that apply.
When you're selling shares, you'll receive the NAV that is next calculated after we receive your order in proper form, less any deferred sales charges that apply.

(page 28)

SOME RULES FOR BUYING
o The minimum amount of each Class I investment after your first one is _________. The minimum amount of each Class A, B and C investment after your first one is:

      - $100 for non-retirement accounts
      - $25 for retirement accounts
      - $25 if you are investing using our automatic investment plan (see page 29).

o We record most shares on our books electronically. We will issue a certificate if you ask us to in writing, however most of our shareholders prefer not to have their shares in certificate form because certificated shares can't be sold or exchanged by telephone or using the systematic withdrawal program.

o    We have the right to refuse a request to buy shares.

SOME  RULES FOR SELLING

o Selling your shares may result in a deferred sales charge. Please refer to the table on page 26.

o We'll pay you within three days from the time we receive your request to sell, unless you're selling shares you recently paid for by check. In that case, we'll pay you when your check has cleared, which may take up to 15 days.



o If you are a corporation, partnership, executor, administrator, trustee, custodian, guardian or you selling shares of a retirement plan, you'll need to complete special documentation and give us your request in writing. Please call us for information.

o You can reinvest part or all of the proceeds of any shares you sell without paying a sales charge. You must let us know in writing 30 days from the day you sold the shares, and buy the same class of shares you sold. We will reimburse you for any CDSC you paid. Please see page 31 for information about how this can affect your taxes.

o You won't pay a service charge when you sell your shares, but your dealer may charge you fee.

o If selling shares results in the value of your account falling below $500, we have the right to close your account, so long as your account has been open for at least a year. We'll let you know 60 days in advance, and if you don't bring the account balance above $500, we'll sell your shares, mail the proceeds to you and close your account. We may also close your account if you give us an incorrect social security number or taxpayer identification number.

o In unusual circumstances, we may temporarily suspend the processing of requests to sell.

SOME RULES FOR EXCHANGING

o When you exchange shares, you are selling shares of one fund and using the proceeds to buy shares of another fund. Please see page 31 for information about how this can affect your taxes.

o Before you make an exchange, be sure to read the sections of the prospectus that discuss the shares you're exchanging to.

o You can exchange shares of the fund for the same class of shares of any other fund, or for shares of The Cash Management Fund without a sales charge. You will, however, pay a sales charge if you buy shares of The Cash Management Fund, and then exchange them for Class A shares of any of the funds.

o Currently, no other Northstar Funds offer Class I shares. Therefore, Class I shares may not be exchanged for shares of another Northstar Fund.


o For the purposes of calculating CDSC, shares you exchange will continue to age from the day you first purchased them, even if you're exchanging into The Cash Management Fund.

o We'll let you know 60 days in advance if we want to make any changes to these rules.

(Page 29)


WAYS TO
BUY, SELL OR       WHEN TO USE      HOW TO USE IT
EXCHANGE           THIS OPTION

THROUGH YOUR        buy           If you're buying shares, make your check payable to Northstar Funds and
DEALER              sell          give it to your dealer, who will forward it to us.
                    exchange      When you're selling, give your written request
                                  to your dealer, who may charge you a fee for
                                  this service.

BY MAIL             buy           Send your request to buy, sell or exchange in writing to:
Please call us if   sell          Northstar Funds, c/o
you have any        exchange      First Data Investor Services Group Inc. P.O. Box 5131 Westborough MA
questions--we                      01581-5131
can't process                     Your letter should tell us
your request                      o    your account number
until we have all                 o    your social security number or
of the documents                  taxpayer identification number
we need.                          o    the name the account is registered in
                                  o    the fund name and share class you're buying
                                  or selling, and, for exchanges, the fund name
                                  and share class you're exchanging to
                                  o     the dollar value or number of shares you want to
                                  buy, sell or exchange. If you're buying,
                                  include a check payable to Northstar Funds
                                  with your request. If you're selling or
                                  exchanging, your request must be signed by all
                                  registered owners of the account. We'll ask
                                  you to guarantee the signatures if:
                                  o     you are selling more than $50,000 worth of shares
                                  o     your address of record has changed in the past
                                  30 days
                                  o     you want us to send the payment to
                                  someone other than the registered owner, to an
                                  address other than the address of record, or
                                  in any form other than by check. Signatures
                                  can be guaranteed by a bank, a member of the
                                  national stock exchange or another eligible
                                  institution.

BY TELEPHONE        sell          You can sell or exchange up to $50,000 of your shares by telephone. Call
To sign up for      exchange      us at 1-800-595-7827 between 8:30 a.m. and 4:00 pm Eastern Standard Time.
this service,
complete section                  When you're calling with your request, we'll ask you for your name,
9 of the                          social security number, broker of record or other identification. If we
application or                    don't ask for these things and process an unauthorized telephone
call us at                        transaction, we may be responsible for losses to your account.
1-800-595-7827.                   Otherwise you are responsible for any unauthorized use of the telephone transaction service.

                                  We'll mail the proceeds of the sale to the address of record or wire $1,000 or more to any commercial bank in the U.S. that is a member of the Federal Reserve System. There is no fee for this service.





AUTOMATIC           buy           You can authorize us to automatically withdraw a minimum of $25 each
INVESTMENT PLAN                   month from your bank account and use it to buy shares in the Northstar Growth Fund.
To sign up for
this service,                     There's no charge for this service, but your bank may charge you a small
complete section                  set-up or transaction fee. You can cancel the plan at any time. This
7 of the                          plan is not available for class T accounts.
application or
call us at
1-800-595-7827.

SYSTEMATIC          sell          You can ask us to automatically transfer money from your Northstar
WITHDRAWAL                        account into your bank account.
PROGRAM
To sign up for                    We will sell shares or share fractions on your behalf monthly or
this service,                     quarterly, and automatically deposit the proceeds into your bank
complete section                  account. There may be a sales charge on shares we sell on your behalf.
8 of the
application or                    You must have at least $5,000 worth of shares in your account to
call us at                        participate in this program. The minimum transfer amount is $25.
1-800-595-7827.
                                  It isn't to your advantage to buy and sell
                                  shares of the same fund at the same time, so
                                  you can't set up an systematic withdrawal
                                  program for an account you've already signed
                                  up on an automatic investment plan. This
                                  program is not available for class T accounts.


(page 30)

MUTUAL FUND EARNINGS AND YOUR TAXES

HOW THE FUND PAYS DISTRIBUTIONS
The Northstar Growth Fund distributes virtually all of its net investment income and net capital gains to shareholders at least annually in the form of dividends. The fund pays dividends annually.



As a shareholder, you are entitled to a share of the income and capital gains a fund distributes. The amount you receive is based on the number of shares you own.

DISTRIBUTION OPTIONS
You can take your distributions as cash or reinvest them in the same class of shares of any of our funds. You specify your preference when you open your account. Distribution options vary by share class, as follows. You can change your distribution instructions at any time by notifying us by phone (if going to the address of record), or in writing.


Class A, B, C & I shares
o reinvest both income dividends and capital gain distributions to buy additional Class A, B, C or I shares of any fund you choose
o receive income dividends in cash and reinvest capital gain distributions to buy additional Class A, B, C or I shares of any fund you choose
o   receive both income dividends and capital gain distributions in cash.


If you don't specify how you would like to receive your distributions, we'll automatically reinvest both income dividends and capital gain distributions in additional shares of the Northstar Growth Fund.


Class T shares
You must receive all distributions in the same way, either in cash or by reinvesting them in additional shares of the Northstar Growth Fund.

(page 31)


HOW YOUR DISTRIBUTIONS ARE TAXED
The Northstar Growth Fund intends to meet the requirements for being a tax-qualified regulated investment company, which means it generally does not pay federal income tax on the earnings it distributes to shareholders.

As a result, distributions that you receive will generally be considered to be taxable in your hands. Income distributions, whether you take them as cash or reinvest them, are taxable as ordinary income. Capital gain distributions are taxable as long-term capital gains, regardless of how long you've held the shares.

Distributions may also be subject to state, local or foreign taxes.

If income distributed to you includes dividends paid by U.S. corporations, part of the dividends the fund pays may be eligible for the corporate dividends-received deduction.

TIMING YOUR PURCHASE
If you buy shares of a fund just before it makes a distribution, you will pay the full price but part of your investment will come back to you as a taxable distribution. Unless you are investing in a tax-deferred account, such as an IRA, this is not to your advantage because you'll pay tax on the dividend but will not have shared in the increase in the net asset value of the fund.

WHEN DISTRIBUTIONS ARE DECLARED
For tax purposes, distributions declared by the fund in October, November or December and paid to you in January are taxable in the calendar year in which they were declared.

Backup withholding tax

We'll notify you each year of the tax status of dividends and distributions. If we don't have your tax identification number, or if you have been told by the IRS that you are subject to backup withholding tax, we may be required to withhold U.S. federal income tax on any distributions at the rate of 31%.

WHEN YOU SELL YOUR SHARES
When you sell or exchange shares you will realize a capital gain or loss, depending on the difference between what your shares cost you and what you receive for them. A capital gain or loss will be long-term or short-term, depending on the length of time you held the shares. In your federal income tax return you report a capital gain as income and a capital loss as a deduction.

CONSULT YOUR TAX ADVISER
The information above is general in nature. You should consult your tax adviser to discuss how investing in the Northstar Growth Fund affects your personal tax situation.

(page 32)

THE BUSINESS OF MUTUAL FUNDS

HOW THE FUND IS ORGANIZED AND MANAGED
The Northstar Growth Fund is a mutual fund.
The Fund is a trust registered with the SEC.


The trustees of the trust oversee the business affairs of the fund and are responsible for major decisions about the fund's investment objectives and policies. The fund does not hold regular shareholder meetings, but may hold special meetings. A special meeting is called if investors holding at least 10% of the outstanding shares of the fund request it. Certain objectives and policies of the fund may only be changed by shareholder vote.


The day-to-day management of the fund is handled by the following companies appointed by the trustees:

INVESTMENT ADVISER

Provides advice and recommendations about the fund's investments. The investment adviser is paid out of the fund's management fee, which is listed on page 4.
Northstar Investment Management Corporation
Two Pickwick Plaza
Greenwich, CT 06830


ADMINISTRATOR
Provides administrative, compliance and accounting services to the fund. The administrator receives an annual administrative services fee from the fund of
 .10% of the fund's average daily net assets, plus $5 per account per year. Northstar Administrators Corporation
Two Pickwick Plaza
Greenwich, CT 06830

DISTRIBUTOR

Markets the fund and distributes shares through brokers and other financial representatives.
Northstar Distributors, Inc.
Two Pickwick Plaza
Greenwich, CT 06830

CUSTODIAN
Holds all the fund assets.

Custodian and fund accounting agent:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110



TRANSFER AGENT
Handles shareholder record-keeping and statements, distribution of dividends and processing of orders to buy and sell shares.
First Data Investor Services Group, Inc.
4400 Computer Drive
Westborough, MA 01581-5120

PORTFOLIO MANAGER
You'll find profiles of the fund's portfolio manager beginning on page 22.

(page 33)

HOW DEALERS ARE COMPENSATED

Dealers receive payment for selling shares of Northstar funds in three ways:

THEY RECEIVE A COMMISSION WHEN YOU BUY SHARES
The amount of the commission depends on the amount you invest and the share class you buy. Sales commissions are detailed in the chart below.
oClass A investments
(% of offering price)

                                    Commission                Amount
                                    received by dealers       paid by the
                                    out of sales charges      distributor
                                    you pay
up to $99,999                       4.00
$100,000 to $249,999                3.10
$250,000 to $499,999                2.30
$500,000 to $999,999                1.70
$1,000,000 to $2,499,999            0.00                      1.00
$2,500,000 to $4,999,999            0.00                      0.50
$5,000,000 and over                 0.00                      0.25

oClass B investments
Receives 4% of sale price from the distributor

oClass C investments
Receives 1% of sale price from the distributor

oClass I investments
No compensation.


THEY ARE PAID A FEE BY THE DISTRIBUTOR FOR SERVICING YOUR ACCOUNT
They receive a service fee depending on the average net asset value of the class of shares their clients hold in the Northstar Growth Fund. These fees are paid from the 12-b1 fee deducted from each fund class. In addition to covering the cost of commissions and service fees, the 12-b1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. You'll find the 12-b1 fees listed in the fund information on page 4. Service and distribution fee percentages appear on page 26.



THEY MAY RECEIVE ADDITIONAL BENEFITS AND REWARDS
Selling shares of the Northstar Growth Fund may make dealers eligible for awards or to participate in sales programs sponsored by Northstar. The costs of these benefits and rewards are not deducted from the assets of the fund--they are paid from the distributor's own resources. The distributor may also pay additional compensation to dealers including Advest Inc. out of its own resources for marketing and other services to shareholders. All payments it receives for Class T shares are paid to Advest Inc.

(page 34)

THE RISKS OF INVESTING IN MUTUAL FUNDS
Risk is the potential that your investment will lose money or not earn as much as you hope. There is no guarantee that the fund will achieve its investment objective.

You'll find a discussion of the risk factors associated with each fund beginning on page 4.
This section provides information about the risks associated with different kinds of securities. It also lists additional investment practices that may involve elements of risk.

EQUITIES
o Give the buyer ownership rights in the issuer. Common and preferred stocks, convertible securities, stock purchase rights are types of equities.
o The market value of an equity security may go up or down rapidly depending on market conditions. This affects the value of the shares of a fund, and the value of your investment.
o Securities of smaller companies may be subject to more abrupt or erratic market movements because they are traded in lower volume and are subject to greater changes in earnings and growth prospects.

DEBT SECURITIES
o Obligations to repay borrowed money within a certain time with or without interest. Zero-coupon securities, pay-in-kind securities, discount obligations, mortgage-backed securities, convertible securities and high yield securities are types of debt securities.
o Debt securities are affected by changes in interest rates. In general, when interest rates go up, the value of a debt security decreases; when interest rates go down, the value of a debt security increases.
o There is also the risk that the borrower won't be able to fulfill its obligation, resulting in loss or a lower price than anticipated.

FOREIGN INVESTMENTS

(Bullet) Securities issued by companies or governments of foreign countries. May include equities and debt securities including sovereign debt obligations
(securities issued to refinance foreign
government bank loans and other debt-
also known as Brady Bonds).
(Bullet) Subject to all of the risks associated with equity and debt securities. There are also other risks that can affect the value of a foreign investments:
- foreign markets may have less volume
  and be less liquid
- foreign securities may be less liquid
  and more volatile
- the value of the securities are affected by changes in currency exchange rates and exchange control regulations
- the value of foreign securities may be affected by adverse political and eco-nomic developments, seizure or nationalization of foreign deposits, and government restrictions.
EMERGING MARKETS
(Bullet) Investments in emerging markets have additional risks: developing countries have economic structures that are less mature, they have less stable political systems and may have rapidly changing interest rates.

OTHER, HIGHER RISK SECURITIES

ILLIQUID SECURITIES--THE FUND IS LIMITED TO 15% OF ITS NET ASSET VALUE

o Securities that can't be sold quickly at a reasonable price, or that can't be sold on the open market. Includes restricted securities and private placements.
o    Used to realize higher profits.
o There may be fewer market players which can result in lower prices, and sales can take longer to complete.
o Following guidelines established by the trustees of each fund, Northstar may consider a security that can't be sold on the open market to be liquid if it can be sold to institutional investors (Rule 144A) or on foreign markets.

DERIVATIVE SECURITIES
o Securities that derive their value from the performance of an underlying asset. Usually take the form of a contract to buy or sell an asset or commodity either now or in the future, but mortgage and other asset-backed securities are also generally considered derivatives. Types of derivative securities include options, futures contracts, options on futures and forward contracts.
o Used often to "hedge" or offset market fluctuations or changes in currency exchange or interest rates. May also be used for speculative purposes to increase returns.
o In addition to the risks associated with equities and debt securities, there are several special risks associated with the use of derivatives:
     - changes in the value of the derivative may not match changes in the value of its underlying asset
     - hedging may not be successful, and may prevent the fund from making other gains
     - derivatives used for speculative purposes can result in gains or losses that are substantially greater than the derivative's original cost.

(page 36)

INVESTMENT PRACTICES

REPURCHASE AGREEMENTS -- THE FUND IS LIMITED TO 15% OF ITS NET ASSET VALUE

o Buying a security from a bank or dealer who must buy it back at a fixed price on a specified day. Repurchase agreements that mature after more than seven days are considered to be illiquid investments. Any one investment in this type of repurchase agreement can only be 5% of the fund's net asset value.

o Used for temporary defensive purposes or to generate income from cash balances.
o    The bank or dealer may not be able to buy back the security.

SHORT-TERM TRADING -- NO LIMIT

o    Selling a security soon after you buy it.
o Used when the fund needs to be more liquid, in response to changes in interest rates and economic or other developments, or when a security has reached its price or yield objective.
o May result in higher costs for brokerage commissions, dealer mark-ups and other transactions costs, as well as taxable capital gains.

TEMPORARY INVESTMENTS--NO LIMIT
o Temporarily maintaining part or all of the fund's assets in cash or in U.S. Government securities, commercial paper, banker's acceptances, repurchase agreements and certificates of deposit.
o Used for temporary and defensive purposes in periods of unusual market conditions.
o    Provides lower returns.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS-- NO LIMIT
o A commitment to buy a security on a specific day in the future at a specified price.
o    Used to realize short-term profits.
o If made through a dealer, there is a risk that the dealer won't complete the sale, and that the fund will lose out on a good yield or price.
o There is also a risk that the value of the security will change before the transaction is settled, resulting in short-term losses instead of gains.

(outside back cover)

WHERE TO GO FOR MORE INFORMATION

You'll find more information about the Northstar Growth Fund in our:

ANNUAL REPORT
The annual report contains information about fund performance, the financial statements and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains complete information about the fund. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the Securities and Exchange Commission.

Please write or call for a free copy of the annual report or the SAI:

(address and phone number here).


 New Account Application
---------------------------------------------------------------------------------------------------------------------------------
1 ACCOUNT REGISTRATION
  ---------------------------------------------------------------------------------------------------------------------------------
  Type of Account (Choose One Only):
  / / INDIVIDUAL      / / JOINT ACCOUNT     / / FOR A MINOR   / / TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
      USE LINE A          USE LINES A & B       USE LINE C        USE LINE D


  Print name exactly as account is to be registered:

  A._________________________________________________         ___-____-_____
    NAME (FIRST, MIDDLE, LAST)                                SOCIAL SECURITY NUMBER

  B._________________________________________________         ___-____-_____
    NAME (FIRST, MIDDLE, LAST)                                SOCIAL SECURITY NUMBER

  C._________________________________________________
    CUSTODIAN'S NAME (FIRST, MIDDLE, LAST)

    _________________________________________________         ____-____-_____
    MINOR'S NAME (FIRST, MIDDLE, LAST)                        MINOR'S SOCIAL SECURITY NUMBER

    _________________________________________________         ___-_________
                                                              TAX I.D. NUMBER

UNDER THE _____________ UNIFORM GIFTS/TRANSFERS TO MINORS ACT   OR
          NAME OF STATE
  D._________________________________________________         ___-___-_____
    NAME (IF A TRUST, INCLUDE DATE OF AGREEMENT)              SOCIAL SECURITY NUMBER

  ---------------------------------------------------------------------------------------------------------------------------------
2 MAILING ADDRESS
  ---------------------------------------------------------------------------------------------------------------------------------

  ___________________________________________________
  STREET

  (   )______________________________________________
  DAYTIME PHONE NUMBER

  ___________________________________________________
  CITY                             STATE     ZIP

  ---------------------------------------------------------------------------------------------------------------------------------
3 PURCHASE OF SHARES
  ---------------------------------------------------------------------------------------------------------------------------------

  MINIMUM INITIAL INVESTMENT $2,000,000 / / MAKE CHECK PAYABLE TO NORTHSTAR FUNDS. Check enclosed for $__________

  / / Shares purchased and paid for through my/our investment dealer.
  Trade Date_______             Order#_______

  Number of Shares:  Class I _________

  Please check the box beside the name of each Northstar Fund being purchased and enter the dollar amount of each purchase. All distributions will be reinvested in additional shares unless instructed otherwise.


/ / GROWTH FUND $_______
Class I / /

DIVIDENDS     / / Cash / / Other*
CAPITAL GAINS / / Cash / / Other*


  / / MONEY MARKET PORTFOLIO FUND $_______
  (Money Market Account)  Class A / / Class B / / Class C / /
  DIVIDENDS     / / Cash / / Other*
  CAPITAL GAINS / / Cash / / Other*
  ______________________________________________________________________________________________________________________

  *Please reinvest my dividends from ________________ to ________________
                                      (Name of Fund)      (Name of Fund)

  ---------------------------------------------------------------------------------------------------------------------------------
4 LETTER OF INTENT, RIGHT OF ACCUMULATION (CLASS A SHARES ONLY)
  ---------------------------------------------------------------------------------------------------------------------------------
    LETTER OF INTENT
     Although I/we have made no commitment to do so, I/we intend to invest the dollar amount indicated below within a 13-month period in shares of one or more of the eligible Northstar Funds.

     /  /  $100,000  /  / $250,000  /  / $500,000  /  / $1,000,000

    RIGHTS OF ACCUMULATION
     If this account qualified for a Reduced Sales Charge under the terms of the current Prospectus, please list account numbers:

     /  /  $100,000  /  / $250,000  /  / $500,000  /  / $1,000,000

        -                             -
    ---- --------                 ---- ---------
  ---------------------------------------------------------------------------------------------------------------------------------
5 AGREEMENTS AND SIGNATURES
  ---------------------------------------------------------------------------------------------------------------------------------

  I/We am/are of legal age and wish to establish an account in accordance with the terms and conditions of the current applicable
  Prospectus, a copy of which has been received and read. I/We understand and agree that neither First Data nor the Northstar Funds shall be held liable for any loss, liability, cost or expense for acting in accordance with this application, or any section thereof. I/We acknowledge that the account(s) established by this application will be subject to the telephone exchange and redemption privileges described in this current prospectus, unless indicated otherwise, with the understanding that the Fund,
  Northstar and the Transfer Agent will not be able to verify the authenticity of any telephone or redemption order received from persons other than registered representatives of Northstar Distributors, Inc. and that they will not be liable for following telephone exchange or redemption instructions that prove to be fraudulent. Shareholders would bear the loss resulting from instructions entered by an unauthorized third party.


  ---------------------------------------------------------------------------------------------------------------------------------
  INDIVIDUAL (OR CUSTODIAN)                                 DATE


  ---------------------------------------------------------------------------------------------------------------------------------
  CO-OWNER (OR CORPORATE OFFICER, PARTNER OR TRUSTEE)       DATE


  ---------------------------------------------------------------------------------------------------------------------------------
  (IF APPLICABLE, TRUSTEE)                                  DATE


  ---------------------------------------------------------------------------------------------------------------------------------
  (IF APPLICABLE, TRUSTEE)                                  DATE

  Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2)
  that I am not* subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue
  Service has notified me that I am no longer subject to backup withholding.

  *If you are subject to backup withholding, please check here [ ].

Signature(s) ____________________________________________  Date __________________________________________________________________

Signature(s) ____________________________________________  Date __________________________________________________________________


  ---------------------------------------------------------------------------------------------------------------------------------
6 FOR DEALER USE ONLY
  ---------------------------------------------------------------------------------------------------------------------------------
  We guarantee the signature(s) and legal capacity of the applicant(s) referred to herein, and in the case of a withdrawal program we affirm that, in our opinion, the designated withdrawal is reasonable in view of the circumstances involved.

  ---------------------------------------------------------------------------------------------------------------------------------
  DEALER NAME (PLEASE PRINT CAREFULLY)                   DEALER NO.

  ---------------------------------------------------------------------------------------------------------------------------------
  AUTHORIZED SIGNATURE (MUST BE PROVIDED FOR WITHDRAWAL PROGRAMS, TELEPHONE REDEMPTIONS AND TELEPHONE EXCHANGES)

  ---------------------------------------------------------------------------------------------------------------------------------
  BRANCH NUMBER          BRANCH ADDRESS


  ---------------------------------------------------------------------------------------------------------------------------------


 REP NAME (PLEASE PRINT CAREFULLY) FIRST AND LAST NAME       PHONE NUMBER (IMPORTANT)    REP NUMBER

                                                             (   )
 ----------------------------------------------------------------------------------------------------------------------------------


                        ------------------------------------------------
                           Upon completion of the application, please
                              return with a check made payable to:
                                        NORTHSTAR FUNDS,
                   c/o FIRST DATA, P.O. Box 5131, WESTBOROUGH, MA 01581-5131


                                                         SPECIAL ACCOUNT OPTION
  ---------------------------------------------------------------------------------------------------------------------------------
7 AUTOMATIC INVESTMENT PLAN
  ---------------------------------------------------------------------------------------------------------------------------------

     Attach a VOIDED CHECK from your bank account and a check for an initial deposit to establish this plan (minimum $25). Please complete the following information to invest automatically the dollar amount stated below on approximately the 15th /  /, 30th
     /  / or the 15th and 30th /  /, of the month.

     The applicant authorizes the Northstar Funds to draw monthly drafts on your bank account number _________ and use the proceeds
     ($25 minimum) therefrom to purchase shares of Northstar  ___________  _____________
                                                               FUND NAME      $ AMOUNT

     Registered in the name(s) of __________________________________________

     RESTRICTIONS

     Each purchase of shares will be made at the current offering price determined as of the close of business on the day on which such purchase is made. Automatic investments may be discontinued by either Northstar Funds or the purchaser upon 30 days written notice to the other.

     The Northstar Funds reserves the right to cancel any transaction which was executed in reliance on a draft authorized where the bank upon which the draft was drawn refused to make payment thereon for any reason.

ATTACH VOID CHECK HERE
  ---------------------------------------------------------------------------------------------------------------------------------
8 WITHDRAW PROGRAM
  ---------------------------------------------------------------------------------------------------------------------------------

  A Withdrawal Plan is available on Class A shares (non-certificated shares only) provided the Fund being purchased has a value of $5,000 or more.

  Withdrawals with respect to Class B and Class C shares are limited (see the Prospectus) and are conditional upon dividends and capital gains being automatically reinvested.

  1. The amount of each payment shall be                                                                              ($25 minimum)
                                               ---------    --------   ---------   --------
                                               FUND NAME    $ AMOUNT   FUND NAME   $ AMOUNT

  2. Payments are to be made /  / Monthly /  / Quarterly /  / Semi-Annually /  / Annually on the /  / 1st or /  / 15th of the month

  Choose one of the following methods of distribution.

  /  / ACH  Please have my payments electronically transferred to my bank. I have attached the required voided check and I have verified that my bank is a member of the Automated Clearing House (ACH).

 /  /  MAIL Please have my payments mailed. I understand that the payments will be made payable to me and mailed to my account mailing address unless a special designation is referenced below:

  ---------------------------------------------------------------------------------------------------------------------------------
  NAME (PLEASE PRINT CAREFULLY.)


  ---------------------------------------------------------------------------------------------------------------------------------
  STREET


  ---------------------------------------------------------------------------------------------------------------------------------
  CITY                                 STATE                   ZIP CODE                                YOUR BANK ACCOUNT NUMBER


  ---------------------------------------------------------------------------------------------------------------------------------


ATTACH VOID CHECK HERE
  ---------------------------------------------------------------------------------------------------------------------------------
9 TELEPHONE EXCHANGE REDEMPTION AND EXPEDITED TELEPHONE REDEMPTION
  ---------------------------------------------------------------------------------------------------------------------------------

  Signature guarantees are required if:  1. Redemption is over $50,000.
                                         2. Proceeds are to be sent to address other than record.

 ALL SHAREHOLDERS AND THEIR DEALER REPRESENTATIVES WILL AUTOMATICALLY RECEIVE TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES,
 (NON-CERTIFICATED SHARES ONLY) UNLESS AN ELECTION NOT TO RECEIVE THESE PRIVILEGES IS EXERCISED BELOW.

 /  / DO NOT CODE MY          /  / DO NOT CODE MY
      ACCOUNT FOR TELEPHONE        ACCOUNT FOR TELEPHONE
      EXCHANGE PRIVILEGE.           REDEMPTION PRIVILEGE.


      /  / PLEASE WIRE REDEMPTION PROCEEDS TO MY BANK. (I UNDERSTAND THE MINIMUM FOR WIRES IS $1,000.) MY VOIDED CHECK IS ATTACHED.


                                [LOGO OF NORTHSTAR]


                      STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 1997


                             NORTHSTAR GROWTH FUND



                               TWO PICKWICK PLAZA
                          GREENWICH, CONNECTICUT 06830

                                 (203) 863-6200
                                 (800) 595-7827


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Fund dated April , 1997, as each may be revised from time to time. To obtain a copy of the Fund's Prospectus, please contact Northstar Investment Management Corporation at the address or phone number listed above.


     Northstar Investment Management Corporation ("Northstar" or the "Adviser") serves as the Fund's investment adviser. Northstar Distributors, Inc. (the "Underwriter") is the underwriter to the Fund. Northstar Administrators Corporation (the "Administrator") is the Fund's administrator. The Underwriter and the Administrator are affiliates of Northstar.

                               TABLE OF CONTENTS

INVESTMENT RESTRICTIONS......................................................................................    2

INVESTMENT TECHNIQUES........................................................................................    5

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION..............................................................   11

SERVICES OF NORTHSTAR AND THE ADMINISTRATOR.................................................................   13

NET ASSET VALUE..............................................................................................   15

PURCHASES AND REDEMPTIONS....................................................................................   16

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................................................   17

UNDERWRITER AND DISTRIBUTION SERVICES........................................................................   20

TRUSTEES AND OFFICERS........................................................................................   24


OTHER INFORMATION............................................................................................   27


PERFORMANCE INFORMATION......................................................................................   28

FINANCIAL STATEMENTS.........................................................................................   32

INVESTMENT RESTRICTIONS





NORTHSTAR GROWTH FUND. The Fund has adopted investment restrictions numbered 1 through 12 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of the Fund's outstanding voting shares. Investment restrictions numbered 13 through 21 are not fundamental policies and may be changed by vote of a majority of the Trust's Board members at any time. The Fund may not:

     1. Borrow money, except from a bank and as a temporary measure for extraordinary or emergency purposes, provided the Fund maintains asset coverage of 300% for all borrowings;

     2. Purchase securities of any one issuer (except U.S. Government Securities) if, as a result, more than 5% of the Fund's total assets would be invested in that issuer, or the Fund would own or hold more than 10% of the outstanding voting securities of the issuer; PROVIDED, HOWEVER, that up to 25% of the Fund's total assets may be invested without regard to these limitations;

     3. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

     4. Concentrate its assets in the securities of issuers all of which conduct their principal business activities in the same industry (this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

     5. Make any investment in real estate, commodities or commodities contracts, except that the Fund may: (a) purchase or sell readily marketable securities that are secured by interest in real estate or issued by companies that deal in real estate, including real estate investment and mortgage investment trusts; and (b) engage in financial futures contracts and related options, as described herein and in the Fund's Prospectus;


     6. Make loans, except that the Fund may: (a) invest in repurchase agreements, and (b) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets;

     7. Issue senior securities, except as appropriate to evidence indebtedness that it is permitted to incur, provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered the issuance of senior securities;

     8. Borrow money in excess of 5% of its total assets (taken at market value);

     9. Pledge, mortgage or hypothecate in excess of 5% of its total assets (the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered a pledge or hypothecation of assets);

     10. Purchase more than 10% of the voting securities of any one issuer, except U.S. Government Securities;

     11. Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable;

     12. Purchase securities of any issuer with a record of less than 3 years of continuous operations, including predecessors, except U.S. Government Securities and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;


     13. Purchase securities on margin, except the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities (the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options is not considered the purchase of a security on margin);

     14. Write put and call options, unless the options are covered and the Fund invests through premium payments no more than 5% of its total assets in options transactions, other than options on futures contracts;

     15. Purchase and sell futures contracts and options on futures contracts, unless the sum of margin deposits on all futures contracts held by the Fund, and premiums paid on related options held by the Fund, does not exceed more than 5% of the Fund's total assets, unless the transaction meets certain "bona fide hedging" criteria (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5%);

     16. Invest in securities of any issuer if any officer or trustee of the Fund or any officer or director of Northstar owns more than 1/2 of 1% of the outstanding securities of the issuer, and such officers, directors and trustees own in the aggregate more than 5% of the securities of such issuer;

     17. Invest in interests in oil, gas or other mineral exploration or development programs (although it may invest in issuers that own or invest in such interests);

     18. Purchase securities of any investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets;

     19. Purchase more than 3% of the outstanding voting securities of another investment company, invest more than 5% of its total assets in another investment company, or invest more than 10% of its total assets in other investment companies;

     20. Purchase warrants if, as a result, warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's net assets or if warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements, taken at the lower of cost or market value, would represent more than 2% of the value of the Fund's net assets (for this purpose, warrants attached to securities will be deemed to have no value); or

     21. Make short sales, unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions.



     In addition to the restrictions described above, the Fund may, from time to time, agree to additional investment restrictions for purposes of compliance with the securities laws of those state and foreign jurisdictions where the Fund intends to offer or sell its shares.

                             INVESTMENT TECHNIQUES

     DERIVATIVE INSTRUMENTS. The Fund may invest in Derivative Instruments (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (I.E., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, Northstar will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

     FUTURES TRANSACTIONS -- IN GENERAL. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

     SPECIFIC FUTURES TRANSACTIONS. The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     The Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     OPTIONS -- IN GENERAL. The Fund may purchase and write (I.E., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     SPECIFIC OPTIONS TRANSACTIONS. The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     The Fund may purchase cash-settlement options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by the Fund of options will be subject to the ability of Northstar to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

     SHORT SALES. A Fund may make short sales "against the box." A short-sale is a transaction in which a party sells a security it does not own in anticipation of decline in the market value of that security. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities, and is often obligated to pay over any accrued interest on such borrowed securities.





     REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed upon yield. Northstar will use standards set by the Fund's Trustees in reviewing the creditworthiness of parties to repurchase agreements with the Fund. In addition, no more than an aggregate of 15% of the Fund's net assets, at the time of investment, will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days. In the event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.


     Pursuant to an Exemptive Order under Section 17(d) and Rule 17d-1 obtained by the Fund on March 5, 1991, the Fund may deposit uninvested cash balances into a single joint account to be used to enter into repurchase agreements.


     As an alternative to using repurchase agreements, the Fund may, from time to time, invest up to 5% of its assets in money market investment companies sponsored by a third party for short-term liquidity purposes. Such investments are subject to the non-fundamental investment limitations described herein.


     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. The Fund may enter into reverse repurchase agreements and dollar roll agreements. Under a reverse repurchase agreement or a dollar roll agreement, a Fund sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase or dollar roll agreement, it will establish and maintain a segregated account with its custodian, containing cash, U.S. Government Securities, or other liquid assets from its portfolio, having a value not less than the repurchase price (including accrued interest). The Fund does not account for dollar rolls as a borrowing.

     These agreements may involve the risk that the market value of the securities to be repurchased by a Fund may decline below the price at which the Fund is obligated to repurchase. Also, in the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such a decision.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to one-third of the value of its total assets, provided that such loans are callable at any time by the Fund and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund will continue to receive any income on the loaned securities, while simultaneously earning interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee (in the case of collateral in the form of U.S. Government Securities).

     There may be risks of delay in recovery of the loaned securities and, in some cases, loss of rights in the collateral should the borrower of the securities fail financially. Loans of portfolio securities will only be made to firms considered by Northstar to be creditworthy under guidelines adopted by the Trustees.

     FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may enter into firm commitment agreements to purchase securities at an agreed-upon price on a specified future date. An amount of cash or short-term U.S. Government Securities equal to the Fund's commitment will be deposited in a segregated account at the Fund's custodian bank to secure the Fund's obligation. Although a Fund will generally enter into firm commitments to purchase securities with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options contracts it has entered into), the Fund may dispose of a security prior to settlement if Northstar deems it advisable to do so. The Fund entering into the forward commitment may realize short-term gains or losses in connection with such sales.


     The Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. The Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.


     The Fund may also purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within one month. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. Accordingly, there is a risk of loss, which is in addition to the risk of decline in the value of the Fund's other assets. The Fund will establish a segregated account with its custodian in which it will maintain cash and marketable securities equal in value to commitments for when-issued or delayed delivery securities. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons.


     FLOATING OR VARIABLE RATE INSTRUMENTS. The Fund may purchase floating or variable rate bonds, which normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). The Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by the Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, the Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.


     ZERO COUPON SECURITIES. Zero coupon securities are fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have a similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Fund may invest a portion of its total assets in "zero coupon" Treasury securities, which consist of Treasury bills or stripped interest or principal components of U.S. Treasury bonds or notes.

     Zero coupon Treasury bonds or notes consist of stripped interest or principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. The Fund may also purchase custodial receipts evidencing beneficial ownership of direct interests in component parts of U.S. Treasury bonds or notes held by a bank in a custodian or trust account.


     ADDITIONAL INFORMATION ON GNMAS. The Fund may invest in U.S. Government Securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

    The Fund may also invest in obligations of the Government National
Mortgage Association (popularly called GNMAs or Ginnie Maes) from time to time.


     GNMAs are mortgage backed securities representing part ownership of a pool of mortgage loans, in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under the guarantee. The Fund purchases "modified pass-through" type GNMA Certificates for which principal and interest are guaranteed, rather than the "straight pass through" Certificates for which such guarantee is not available. The Fund also purchases "variable rate" GNMA Certificates and may purchase other types that may be used with GNMA's guarantee.

     When mortgages in the pool underlying a GNMA Certificate are prepaid by mortgagors or when foreclosure occurs, such principal payments are passed through to the Certificate holders (such as a Fund). Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool, which will have maturities of up to 30 years. Because of such variation in prepayment rights, it is not possible to accurately predict the life of a particular GNMA Certificate.

     Payments to holders of GNMA Certificates consist of the monthly distributions of interest and principal, less the GNMA and issuer's fees. The portion of the monthly payment that represents a return of principal may be reinvested by a Fund holding the GNMA in then-available GNMA obligations, which may bear interest at a rate higher or lower than the obligation from which the payment was received, or in a differing security. The actual yield to be earned by the holder of a GNMA Certificate is calculated by dividing such payments by the purchase price paid for the GNMA Certificate (which may be at a premium or a discount from the face value of the Certificate). Unpredictable prepayments of principal, however, can greatly change realized yields. In a period of declining interest rates it is more likely that mortgages contained in GNMA pools will be prepaid, thus reducing the effective yield. Moreover, any premium paid on the purchase of a GNMA Certificate will be lost if the obligation is prepaid. In periods of falling interest rates, this potential for prepayment may reduce the general upward price increase of GNMA Certificates that might otherwise occur. As with other debt instruments, the price of GNMA Certificates is likely to decrease in times of rising interest rates. Price changes of the GNMA Certificates held by a Fund have a direct impact on the net asset value per share of the Fund.

     When interest rates rise, the value of a GNMA Certificate will generally decline. Conversely, when rates fall, the GNMA Certificate value may rise, although not as much as other debt issues, due to the prepayment feature. As a result, the price per share the shareholder receives on redemption may be more or less than the price paid for the shares. The dividends per share paid by the Government Securities Fund may also vary.

     ADDITIONAL INFORMATION ON FOREIGN SECURITIES. The Fund may invest in securities of foreign issuers. The Fund may invest up to 20% of its net assets in foreign securities, of which 10% of its net assets may be invested in foreign securities that are not listed on a U.S. securities exchange.

     LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in loan participations and loan assignments. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

     When a Fund purchases a loan assignment from Lenders, it will acquire direct rights against the borrowers on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Fund to value these securities for purposes of calculating its net asset value.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     Northstar places orders for the purchase and sale of the Fund's securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of Northstar to seek the best prices and best execution of orders and to negotiate brokerage commissions that in the Adviser's opinion, are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by Northstar, the rate is deemed by Northstar to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value and payment of such commissions is authorized by Northstar after the transaction has been consummated. If Northstar more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. Northstar believes that the Fund benefits with a securities industry comprised of many and diverse firms and that the longterm interest of shareholders of the Fund is best served by its brokerage policies that include paying a fair commission, rather than seeking to exploit its leverage to force the lowest possible commission rate. Over-the-counter purchases and sales are transacted directly with principal market-makers, except in those circumstances where, in the opinion of Northstar, better prices and execution are available elsewhere.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms, in general, tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff, since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the outside research provides Northstar with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to Northstar and is available for the benefit of other accounts advised by Northstar and its affiliates; and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value, and, in the opinion of Northstar, it does not reduce the Adviser's expenses by a determinable amount. The extent to which Northstar makes use of statistical, research and other services furnished by brokers is considered by Northstar in the allocation of brokerage business, but there is no formula by which such business is allocated. Northstar does so in accordance with its judgment of the best interests of the Fund and its shareholders.


     Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.


     In purchasing and selling fixed income securities, it is the policy of the Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While Northstar generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.


    The Fund may, under circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Fund. By allocating transactions in this manner, Northstar is able to supplement its research and analysis with the views and information of other securities firms. During the fiscal years ended October 31, 1996 and December 31, 1996, respectively, each of the Funds listed below paid the total brokerage commissions indicated below, including, in the case of the Special, Growth, Balance Sheet Opportunities, Government Securities, Strategic Income, and High Yield Funds, commissions to Advest, Inc. ("Advest"), an affiliate of the Funds' former investment adviser.

           BROKERAGE COMMISSIONS PAID DURING MOST RECENT FISCAL YEARS

                                                                                               OCTOBER 31,
                                                                                                1996          1995         1994
Income and Growth Fund...................................................................     $507,638      $249,474     136,000
High Total Return Fund...................................................................     $ 11,433      $      0       3,021


                                                                                            DECEMBER 31,
                                                                                                1996           1995         1994

Special Fund.............................................................................     $479,135       $ 87,375       47,281
Growth Fund..............................................................................     $124,024       $241,864      151,132
Balance Sheet Opportunities Fund.........................................................     $ 90,283       $ 88,151       97,750
Government Securities Fund...............................................................     $  1,049       $      0            0
Strategic Income Fund....................................................................     $      0       $    552            0
High Yield Fund..........................................................................     $ 16,591       $ 12,763       13,184


     A change in securities held in the portfolio of a Fund is known as "Portfolio Turnover" and may involve the payment by a Fund of dealer markups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. The Fund cannot accurately predict its portfolio turnover rate, but Northstar anticipates that the Fund's rate will not exceed 100% under normal market conditions. A 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced once in a period of one year. A Fund's portfolio turnover rate may be higher than that described above if a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains that would be taxable to shareholders. The ability of a Fund to make purchases and sales of securities and to engage in options and futures transactions will be limited by certain requirements of the Code, including a requirement that less than 30% of the Fund's annual gross income be derived from gains on the sale of securities and certain other assets held for less than three months.

                 SERVICES OF NORTHSTAR AND THE ADMINISTRATOR


     Pursuant to an Investment Advisory Agreement with the Fund, Northstar Investment Management Corporation acts as the investment adviser to the Fund. In this capacity, Northstar, subject to the authority of the Trustees of the Fund, is responsible for furnishing continuous investment supervision to the Funds and is responsible for the management of each Fund's portfolio.

     Northstar is an indirect, majority-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"). Combined minority interests in Northstar held by members of senior management of ReliaStar currently equal 20%. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life insurance business. Through ReliaStar Life Insurance Company ("ReliaStar Life") and other subsidiaries, ReliaStar issues and distributes individual life insurance and annuities, group life and health insurance and life and health reinsurance, and provides related investment management services. The address of Northstar is Two Pickwick Plaza, Greenwich, Connecticut 06830. The address of ReliaStar is 20 Washington Avenue South, Minneapolis, Minnesota 55401.


     Northstar charges a fee under the advisory agreement to the Fund at an annual rate, after voluntary waivers or expense reimbursements, of 0.75% of the Fund's average daily net assets. This fee is accrued daily and payable monthly.




     Northstar has agreed that if, in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, distribution fees, brokerage, interest and (with the prior consent of any necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the most restrictive expense limitations applicable to the Fund under state securities laws or published regulations thereunder, Northstar will refund on a proportionate basis to the Fund whose expenses exceeded such limitation the excess over such amount up to the total fee received by Northstar. Currently, the most restrictive of such limitations would require Northstar to reimburse the Fund to the extent that in any fiscal year such aggregate expenses exceed 2.5% of the first $30,000,000 of the average net assets, 2.0% of the next $70,000,000 of the average net assets and 1.5% of any amount of the average net assets in excess of $100,000,000.





     The Investment Advisory Agreement for the Northstar Growth Fund was approved by the Trustees of the Fund March 1, 1995 and by the shareholders of the Fund on June 2, 1995. The Investment Advisory Agreement will continue in effect until June 2, 1997, and thereafter, will continue in effect from year to year if specifically approved annually by (a) the Trustees, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of each class of the Fund as defined in the 1940 Act.


    The Fund's Investment Advisory Agreement may be terminated as to any class, without penalty and at any time, by a similar vote upon not more than 60 days' nor less than 30 days' written notice by Northstar, the Trustees, or a majority of the outstanding voting securities of such class of the Fund as defined in the 1940 Act.
Such agreement will automatically terminate in the event of its assignment, as defined in Section 2(a)(4) of the 1940 Act.





     Northstar Administrators Corporation serves as administrator for the Fund, pursuant to an Administrative Services Agreement with the Fund. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Fund's business, except for those services performed by Northstar under the Investment Advisory Agreements, the custodian for the Fund under the Custodian Agreements, the transfer agent for the Fund under the Transfer Agency Agreements, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operates in compliance with applicable legal requirements and for monitoring Northstar for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund. The Administrator is an affiliate of Northstar. The address of the Administrator is: Two Pickwick Plaza, Greenwich, Connecticut 06830.




     The Administrative Services Agreement for the Fund was approved by the Trustees of the Fund on March 1, 1995. The Agreement provides that until June 2, 1997, the Administrator will not receive any compensation under such agreement and thereafter shall receive such compensation as the Board of Trustees of the Fund may determine. The Agreement will continue in effect until June 2, 1997, and from year to year thereafter, provided such continuance is approved annually by a majority of the Disinterested Trustees of the Fund.


     During the fiscal years ended October 31, 1996 and 1995, the Funds listed below paid Northstar and the Administrator the following investment advisory and administrative fees, respectively:


                  TOTAL ADVISORY AND ADMINISTRATIVE FEES PAID
                      DURING FISCAL YEAR ENDED OCTOBER 31,

                                   1996          1996         1995         1995         1994           1994
                                 ADVISORY   ADMINISTRATIVE  ADVISORY  ADMINISTRATIVE  ADVISORY    ADMINISTRATIVE
                                   FEES          FEES         FEES         FEES         FEES           FEES
Income and Growth Fund....    $ 1,548,967      $206,529    $1,158,432    $154,457     $509,440(1)    $64,452
High Total Return Fund....      2,639,662       359,978       941,310     125,508      382,777(2)     49,816

(1) Does not reflect expense reimbursement of $57,594.

(2) Does not reflect expense reimbursement of $72,201.


     Prior to June 5, 1995, the Special, Growth, Balance Sheet Opportunities, Government Securities, Strategic Income and High Yield Funds were managed by Boston Security Counselors, Inc. ("BSC") and did not utilize the services of an administrator. During the fiscal years ended December 31, 1996, 1995, 1994 and 1993, the Funds listed below paid Northstar or BSC the following investment advisory fees:

                            TOTAL ADVISORY FEES PAID
                     DURING FISCAL YEAR ENDED DECEMBER 31,

                                                                         1996         1995        1994       1993

Special Fund (3)..................................................... 1,146,789    287,311(2)  268,139    145,178
Growth Fund (3)......................................................   575,383    593,282     604,576    517,203
Balance Sheet Opportunities Fund (3).................................   464,088    477,095     519,729    447,631
Government Securities Fund (1)(3)....................................   923,929    678,996     747,846    767,370
Strategic Income Fund (3)............................................   532,941    252,201      57,726          0
High Yield Fund......................................................   941,594    683,323     622,761    432,063



(1) Net of waiver of investment advisory fees of $284,286, $301,776, $332,370 and $341,054 for the years ended December 31, 1996, 1995, 1994 and 1993, respectively.

(2) Does not reflect expense reimbursement of $733.


(3) Does not reflect expense reimbursement of $20,615 for the Special Fund, $34,126 for the Growth Fund, $41,925 for the Balance Sheet Opportunities Fund, $15,175 for the Government Securities Fund, and $65,578 for the Strategic Income Fund for the year ended December 31, 1996,
$87,944 for 1995, and $57,336 for 1994.


                                NET ASSET VALUE


     For the Northstar Growth Fund, portfolio securities, options and futures contracts and options thereon that are traded on national exchanges or in the NASDAQ System are valued at the last sale or settlement price on the exchange or market where primarily traded or, if none that day, at the mean of the last reported bid and asked prices, using prices as of the close of trading on the applicable exchange or market. Securities and options that are traded in the otc market (other than on the NASDAQ System) are valued at the mean of the last available bid and asked prices. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Securities (including OTC options) for which market quotations are not readily available and other assets are valued at their fair value as determined by or under the direction of the Trustees. Such fair value may be determined by various methods, including utilizing information furnished by pricing services that determine calculations for such securities using methods based, among other things, upon market transactions for comparable securities and various relationships between securities that are generally recognized as relevant.

     The net asset value of the Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. EST), on each business day that the Exchange is open. Net asset value per share is computed by determining the value of a Fund's assets (securities held plus cash and other assets, including dividend and interest accrued but not received) less all liabilities of the Fund (including accrued expenses other than class specific expenses), and dividing the result by the total number of shares outstanding at such time. The specific expenses borne by each class of shares will be deducted from that class and will result in different net asset values and dividends. The net asset value per share of the Class B, Class C and Class T shares of the Fund will generally be lower than that of the Class A or Class I shares because of the higher class specific expenses borne by each of the Class B, Class C and Class T shares. Under normal market conditions, daily prices for securities are obtained from independent pricing services, determined by them in accordance with the registration statement for the Fund. Securities are valued at market value or, if a market quotation is not readily available, at their fair value, determined in good faith under procedures established by and under the supervision of the Trustees. Money market instruments maturing within 60 days are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. See "How Net Asset Value is Determined" in the Prospectus.

                           PURCHASES AND REDEMPTIONS

     Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to a frontend or contingent deferred sales load. There is no sales charge for qualified persons. "Qualified Persons" are the following (a) active or retired Trustees, Directors, Officers, Partners or Employees (including immediate family) of (i) Northstar or any of its affiliated companies, (ii) the Fund or any Northstar affiliated investment company or (iii) dealers having a sales agreement with the Underwriter, (b) trustees or custodians of any qualified retirement plan or IRA established for the benefit of a person in (a) above; (c) dealers, brokers or registered investment advisers that have entered into an agreement with the Underwriter providing for the use of shares of the Fund in particular investment products such as "wrap accounts" or other similar managed accounts for the benefit of the clients of such brokers, dealers and registered investment advisers, (d) pension, profit sharing or other benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, provided that such shares are purchased by an employer sponsored plan with at least 100 eligible employees and (e) service providers of (i) Northstar or any of its affiliated companies or (ii) the Fund or any Northstar affiliated investment company. Class A shares of the Fund may be purchased at net asset value, through a dealer, where the amount invested represents redemption proceeds from another open-end fund sold with a sales load and the same or similar investment objective, and PROVIDED the following conditions are met: such redemption occurred no more than 60 days prior to the purchase of shares of the Fund, the redeemed shares were held for at least six months prior to redemption, and the proceeds of the redemption are sent directly to Northstar or its agent, or maintained in cash or a money market fund. No commissions will be paid to dealers in connection with such purchases. There is also no initial sales charge for "Purchasers" (defined below) if the initial amount invested in the Fund is at least $1,000,000 or the Purchaser signs a $1,000,000 Letter of Intent, as hereinafter defined.


     REDUCED SALES CHARGES ON CLASS A SHARES. Investors choosing the initial sales alternative may under certain circumstances be entitled to pay reduced sales charges. The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by any "Purchaser," which term includes (i) an individual and his/her spouse and their children under the age of 21, (ii) a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including IRAs, pension, profit-sharing or other employee benefit trusts created pursuant to a plan qualified under Section 401 of the Code, a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension Accounts ("SARSEP")) and 403(b) and 457 plans, although more than one beneficiary or participant is involved; and (iii) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. The circumstances under which "Purchasers" may pay reduced sales charges are described in the Prospectus.


     REDEMPTIONS. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or, if permitted by rules of the sec, during periods when trading on the Exchange is restricted, or during any emergency that makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the sec for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Class B, Class C and Class T shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

     The contingent deferred sales load will be waived with respect to Class T shares in the following instances: (i) any partial or complete redemption of shares of a shareholder who dies or becomes disabled, so long as the redemption is requested within one year of death or the initial determination of disability; (ii) any partial or complete redemption in connection with distributions under Individual Retirement Accounts ("IRAS") or other qualified retirement plans in connection with a lumpsum or other form of distribution following retirement within the meaning of Section 72(t)(2)(A)(iv) or (v) of the Code, disability or death, or after attaining the age of 59 1/2 in the case of an IRA, Keogh Plan or custodial account pursuant to Section 403(b)(7) of the Code, or on any redemption that results from a taxfree return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or Section 4979(f) of the Code; (iii) redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than $500; (iv) redemptions effected by (A) employees of The Advest Group, Inc. ("AGI") and its subsidiaries, (B) IRAs, Keogh plans and employee benefit plans for those employees, and (C) spouses and minor children of those employees, so long as orders for shares are placed on behalf of the spouses or children by the employees; (v) redemptions effected by accounts managed by investment advisory subsidiaries of AGI registered under the Investment Advisers Act of 1940; and (vi) redemptions in connection with exchanges of Fund Class T shares, including shares of the Class T account of the Money Market Portfolio.

     EXCHANGES. The following conditions must be met for all exchanges among the Funds and the Money Market Portfolio: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares");
(iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange; (iv) except for exchanges into the Money Market Portfolios, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

     The Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. The Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of Northstar to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, Northstar generally restricts shareholders to a maximum of six exchanges out of a Fund each calendar year. If a shareholder exceeds this limit, future exchange requests may be denied.


     CONVERSION FEATURE. Class B shares of the Fund will automatically convert to Class A shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for the Fund.
Class T Shares convert to Class A shares at the end of the month that is the later of (i) eight years after the Class T Shares were purchased or (ii) June 2, 1998.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (i) derive each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies;
(ii) derive less than 30% of its gross income each taxable year from the sale or other disposition of certain assets, including securities, held for less than three months (the "30% Limitation"); and (iii) at the end of each quarter of the taxable year maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades and businesses. As a regulated investment company, the Fund generally will not be subject to federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund during October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable as if received on December 31 in the year they are declared by the Fund, rather than the year in which they are received.


     The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.


     Certain options, futures contracts and forward contracts in which the Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40 gains or losses"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are treated as sold on such date at fair market value, resulting in unrealized gains or losses being treated as though they were realized.


    Hedging transactions undertaken by the Fund may result in straddles for U.S. federal income tax purposes. The straddle rules may accelerate income to the Fund, defer losses to the Fund, and affect the character of gains (or losses) realized by the Fund. Hedging transactions may increase the amount of short-term capital gain realized by the Fund that is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the various elections available under the Code with respect to hedging transactions. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected positions will be determined under rules that vary according to the elections made. The 30% limitation may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and forward contracts.


     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     The Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, the Fund's holding period for any security that is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale.


     Investments by the Fund in zero coupon securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. If the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligations may be eligible for the deduction for dividends received by corporations. In such event, a portion of the dividends of investment company taxable income received from the Fund by its corporate shareholders may be eligible for this deduction.

     Gain derived by the Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.


     If the Fund invests in stock of certain foreign corporations that generate largely passive investment-type income, or which hold a significant percentage of assets that generate such income (referred to as "passive foreign investment companies" or "PFICs"), these investments would be subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, investors in the Fund would be required to report certain "excess distributions" from, and any gain from the disposition of stock of, the PFIC as ordinary income. This ordinary income would be allocated ratably to the Fund's holding period for the stock. Any amounts allocated to prior years would be taxable at the highest rate of tax applicable in that year, increased by an interest charge determined as though the amounts were under payments of tax.


     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. Federal income tax liability, subject to limitations. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income and distributions by the Fund will be treated as U.S. source income.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, and options, futures and forward transactions, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Funds.

     The current position of the Internal Revenue Service (the "IRS") generally is to treat a regulated investment company as owning its proportionate share of the income and assets of any partnership in which it is a partner, in applying the 90% qualifying income requirement, the 30% Limitation and the asset diversification requirements that, as described above, the Fund must satisfy to qualify as a regulated investment company under the Code. These requirements may limit the extent to which the Fund may invest in limited partnerships, especially in the case of limited partnerships that do not primarily invest in a diversified portfolio of stocks and securities.


     Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.


     Upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss that will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund originally acquired with a sales charge are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge paid for the new shares. This rule may be applied to successive acquisitions of shares of stock.


     Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.


     Some shareholders may be subject to withholding of Federal income tax on dividends and redemption payments from a Fund ("backup withholding") at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or by the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.


     The foregoing discussion relates solely to U.S. Federal income tax law. Dividends and distributions also may be subject to state, local and foreign taxes. Dividends paid by the Fund from income attributable to interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisers regarding the possible exclusion of this portion of their dividends for state and local tax purposes. Non-U.S. investors also should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).


     Shareholders of Class A, Class B, Class C and Class I shares may direct that income dividends and capital gain distributions be paid to them through various options listed in the "Dividends and Distributions Reinvestment Options" section of the Fund's current Prospectus. If a shareholder selects either of two such options (that: (a) income dividends be paid in cash and capital gain distributions be paid in additional shares of the same class of the Fund at net asset value; or (b) income dividends and capital gain distributions both be paid in cash), and the dividend/distribution checks cannot be delivered, or, if such checks remain uncashed for six months, the Fund reserves the right to reinvest the dividend or distribution in the shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of the Fund from which the distributions were made. The Fund has received from the IRS, rulings to the effect that (i) the implementation of the multiple class purchase arrangement will not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that any conversion feature associated with a class of shares does not constitute a taxable event under federal income tax law.

                     UNDERWRITER AND DISTRIBUTION SERVICES

     Pursuant to Underwriting Agreements, Northstar Distributors, Inc. is the Underwriter for the Fund and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. The Underwriter is an affiliate of the Adviser and the Administrator.


     The Underwriting Agreements may be terminated at any time on not more than 60 days' written notice, without payment of a penalty, by the Underwriter, by vote of a majority of the outstanding class of voting securities of the Fund, or by vote of a majority of the Trustees of the Fund, who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements. The Underwriting Agreements will terminate automatically in the event of their assignment.


     In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, the Underwriter from time to time pays, from its own resources or pursuant to the Plans, a bonus or other incentive to dealers (other than the Underwriter) that employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Dealers may not use sales of the Fund's shares to qualify for or participate in such programs to the extent such may be prohibited by a dealer's internal procedures or by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Such bonuses or other incentives take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States, or other bonuses such as certificates for airline tickets, dining establishments or the cash equivalent of such bonuses. The Underwriter, from time to time, reallows all or a portion of the sales charge on Class A shares, which it normally reallows to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


     The Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund, except Class I shares (collectively the "Plans"). The Plans permit the Fund to compensate the Underwriter in connection with activities intended to promote the sale of shares of each class of shares of the Fund.


     Pursuant to the Plan for Class A shares, the Fund may compensate the Underwriter up to 0.30% of average daily net assets of the Fund's Class A shares. Under the Plans for Class B and Class C shares, the Fund may compensate the Underwriter up to 1.00% of the average daily net assets attributable to the respective class of the Fund. Pursuant to the Plan for Class T shares, the Fund compensates the Underwriter in an amount equal to 0.95% of annual average daily net assets of the Fund's Class T shares. However, the Class T Plan provides for compensation of up to 1.00% of annual average daily net assets. Expenditures by the Underwriter under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the sale of Class B and Class C shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with the Underwriter in the form of a Dealer Agreement for Northstar Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and SAI for distribution to potential investors; and (vii) other activities that are reasonably calculated to result in the sale of shares of the Fund. With respect to the Class T Plan, it is anticipated that all of the payments received by the Underwriter under the Plan will be paid to Advest as compensation for its prior distribution related and current shareholder servicing related activities in connection with the Class T Shares.


     A portion of the fees paid to the Underwriter pursuant to the 12b-1 plans not exceeding 0.25% annually of the average daily net assets of the Fund's shares may be paid as compensation for providing services to the Fund's shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of the Underwriter, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting purchases or sales of shares, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.


     If the Plans are terminated in accordance with their terms, the obligations of the Fund to compensate the Underwriter for distribution related services pursuant to the Plans will cease; however, subject to approval by the Trustees, including a majority of the independent Trustees, the Fund may continue to make payments past the date on which each Plan terminates up to the annual limits set forth in the Plan for the purpose of compensating the Underwriter for services that were incurred during the term of the Plan.


     The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Trustees will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees will conduct an additional, more extensive review annually in determining whether the Plans shall be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of the Fund and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs that the Fund may bear pursuant to the applicable Plan without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting separately on behalf of the Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each plan is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." A Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding Class of shares of the Fund to which the Plan relates.


    During their fiscal year-ended October 31, 1996, each class of shares of the Funds listed below paid the following 12b-1 distribution and service fees pursuant to the Plan of Distribution for each class:


                                                            CLASS A     CLASS B      CLASS C
Income and Growth Fund...................................  $  242,908    $  671,688    $583,906
High Total Return Fund...................................  $  382,173    $2,028,953    $296,918

     For the year ended October 31, 1996, expenses incurred by the Distributor for distribution related activities with respect to each class of shares of each Fund listed below were as follows:

                                                                  INCOME AND GROWTH
                                                          CLASS A      CLASS B      CLASS C
Salaries/Overrides.....................................   $222,594    $   29,916    $ 15,032
Commissions Paid.......................................   $      0    $  626,730    $ 83,415
Marketing/Convention/RMM Expense.......................   $210,884    $   39,999    $ 24,168
Total..................................................   $433,478    $  696,645    $122,615

                                                                HIGH TOTAL RETURN FUND
                                                          CLASS A      CLASS B      CLASS C

EXPENSE
Salaries/Overrides.....................................   $580,131    $   605,403    $110,500
Commissions Paid.......................................   $      0    $10,186,696    $447,621
Marketing/Convention/RMM Expense.......................   $335,210    $   121,049    $ 12,601
Total..................................................   $915,341    $10,913,148    $570,722

     For the following Funds' fiscal year ended October 31, 1996, the Distributor received the following amounts in sales charges, after reallowance to Dealers:

                                                                   UNDERWRITING FEES
                                                            CLASS A     CLASS B     CLASS C
Income and Growth Fund...................................   $ 25,657    $216,133    $ 4,049
High Total Return Fund...................................   $553,006    $466,013    $22,368

     During their fiscal year ended December 31, 1996, each class of shares of the Funds listed below, paid the following 12b-1 distribution and service fees pursuant to the Distribution Plan for each class:


                                                   CLASS A    CLASS B     CLASS C    CLASS T

Special Fund....................................   $108,927   $630,676    $189,225   $328,758
Growth Fund.....................................   $  4,665   $ 33,508    $  2,365   $579,967
Balance Sheet Fund..............................   $  3,058   $ 30,311    $  3,219   $502,693
Government Securities...........................   $ 31,024   $ 59,149    $  8,032   $813,064
Strategic Income Fund...........................   $ 68,706   $273,868    $ 32,011   $270,759
High Yield Fund.................................   $ 32,630   $575,358    $ 98,509   $851,368


     During the fiscal year ended December 31, 1996, expenses incurred by the Distributor (or Advest with respect to Class T Shares prior to June 2, 1995) for certain distribution related activities with respect to each class of shares of the Funds listed below were as follows:

                                                                      SPECIAL FUND
                                                    CLASS A         CLASS B         CLASS C       CLASS T

EXPENSE
Salaries/Overrides...............................   $202,492        $  321,375      $103,940       $0
Commissions Paid.................................   $      0        $5,309,686      $425,317       $0
Marketing/Convention/RMM Expense.................   $110,034        $   41,232      $  9,294       $0
Total............................................   $312,526        $5,672,293      $538,551       $0




                                                                    GROWTH FUND
                                                     CLASS A      CLASS B      CLASS C    CLASS T

EXPENSE
Salaries/Overrides...............................   $ 5,428      $  5,267     $  626      $0
Commissions Paid.................................   $     0      $ 94,654     $2,353      $0
Marketing/Convention/RMM Expense.................   $ 5,167      $  2,182     $  118      $0
Total............................................   $10,595      $102,103     $3,097      $0



                                                         BALANCE SHEET OPPORTUNITIES FUND
                                                   CLASS A     CLASS B      CLASS C    CLASS T

EXPENSE
Salaries/Overrides...............................   $3,605     $ 4,924      $  334    $0
Commissions Paid.................................   $    0     $86,309      $1,246    $0
Marketing/Convention/RMM Expense.................   $2,855     $ 1,954      $  153    $0
Total............................................   $6,460     $93,187      $1,733    $0




                                                           GOVERNMENT SECURITIES FUND
                                                   CLASS A    CLASS B     CLASS C    CLASS T

EXPENSE
Salaries/Overrides...............................   $31,119   $ 16,558    $ 2,853    $0
Commissions Paid.................................   $     0   $284,212    $11,411    $0
Marketing/Convention/RMM Expense.................   $30,446   $  3,859    $   378    $0
Total............................................   $61,565   $304,629    $14,642    $0



                                                            STRATEGIC INCOME FUND
                                                 CLASS A     CLASS B      CLASS C     CLASS T

EXPENSE
Salaries/Overrides...........................   $ 67,162     $ 27,186     $ 6,101       $0
Commissions Paid.............................   $      0     $513,641     $27,670       $0
Marketing/Convention/RMM Expense.............   $ 61,783     $ 17,684     $ 1,520       $0
Total........................................   $128,945     $ 55,854     $35,291       $0


                                                               HIGH YIELD FUND
                                                 CLASS A     CLASS B      CLASS C     CLASS T

EXPENSE
Salaries/Overrides............................   $43,187     $  124,358    $ 27,973    $0
Commissions Paid..............................   $     0     $2,165,191    $120,421    $0
Marketing/Convention/RMM Expense..............   $30,928     $   37,394    $  4,709    $0
Total.........................................   $74,110     $2,326,943    $ 44,724    $0


     For the following Funds' fiscal year ended December 31, 1996, the Distributor (or Advest) received the following amounts in sales charges, after reallowance to Dealers:

                                                   CLASS A     CLASS B    CLASS C    CLASS T

Special Fund....................................   $381,500    $152,531   $39,451   $228,166
Growth Fund.....................................   $  3,593    $  7,731   $    29   $ 95,746
Balance Sheet Fund..............................   $  2,436    $  6,780   $   406   $ 65,812
Government Securities...........................   $ 52,148    $ 19,375   $   955   $234,689
Strategic Income................................   $ 13,924    $105,239   $ 2,944   $205,047
High Yield Fund.................................   $  9,722    $141,189   $ 9,752   $ 77,316


                             TRUSTEES AND OFFICERS

     The Trustees and principal Officers of the Fund and their business affiliations for the past five years are set forth below. Unless otherwise noted, the mailing address of the Trustees and Officers is Two Pickwick Plaza, Greenwich, Connecticut 06830.

     ROBERT B. GOODE, JR., Trustee. Age: 66. Currently retired. From 1990 to 1991, Chairman of The First Reinsurance Company of Hartford. From 1987 to 1989, President and Director of American Skandia Life Assurance Company. Since October 1993, Trustee of the Northstar affiliated investment companies.

     PAUL S. DOHERTY, Trustee. Age: 62. President, Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys. Director, Tambrands, Inc. Since October 1993, Trustee of the Northstar affiliated investment companies.

     DAVID W. WALLACE, Trustee. Age: 72. Chairman of Putnam Trust Company, Lone Star Industries and FECO Engineered Systems, Inc. He is also President and Trustee of Robert R. Young Foundation and Governor of the New York Hospital. Director of UMC Electronics and Zurn Industries, Inc. Former Chairman and Chief Executive Officer, Todd Shipyards and Bangor Punta Corporation, and former Chairman and Chief Executive Officer of National Securities & Research Corporation. Since October 1993, Trustee of the Northstar affiliated investment companies.

     *MARK L. LIPSON, Trustee and President. Age: 47. Director, Chairman and Chief Executive Officer of Northstar and Northstar, Inc. Director and President of Northstar Administrators Corporation and Director and Chairman of Northstar Distributors, Inc., President and Trustee of the Northstar affiliated investment companies since October 1993. Prior to August, 1993, Director, President and Chief Executive Officer of National Securities & Research Corporation and President and Director/Trustee of the National Affiliated Investment Companies and certain of National's subsidiaries.

     *JOHN G. TURNER, Trustee. Age: 57. Since May 1993, Chairman and CEO of ReliaStar Financial Corporation and Northwestern NationalLife Insurance Co. and Chairman of other ReliaStar Affiliated Insurance Companies since 1995. Since October 1993, Director of Northstar and affiliates. Prior to May 1993, President and CEO of ReliaStar and Northwestern National.

     ALAN L. GOSULE, Trustee. Age: 55. Partner, Rogers & Wells. Director, F.L. Putnam Investment Management Co., Inc.

     DAVID W.C. PUTNAM, Trustee. Age: 67. President, Clerk and Director of F.L. Putnam Securities Company, Incorporated, F.L. Putnam Investment Management Company, Incorporated, Interstate Power Company, Inc., Trust Realty Corp. and Bow Ridge Mining Co.; Director of Anchor Investment Management Corporation; President and Trustee of Anchor Capital Accumulation Trust, Anchor International Bond Trust, Anchor Gold and Currency Trust, Anchor Resources and Commodities Trust and Anchor Strategic Assets Trust.

*Deemed to be an "interested person" of the Trust, as defined by the 1940 Act.

     JOHN R. SMITH, Trustee. Age: 73. From 1970-1991, Financial Vice President of Boston College; President of New England Fiduciary Company (financial planning) since 1991; Chairman of Massachusetts Educational Financing Authority since 1987; Vice Chairman of Massachusetts Health and Education Authority.

     WALTER H. MAY, Trustee. Age: 60. Retired. Former Senior Executive for Piper Jaffrey, Inc.

     THOMAS OLE DIAL, Vice President. Age: 40. Executive Vice President and Chief Investment Officer-Fixed Income of Northstar and Principal, T.D. & Associates, Inc. From 1989 to August 1993, Executive Vice President and Chief Investment Officer-Fixed Income of National Securities and Research Corporation, Vice President of National Affiliated Investment Companies, and Vice President of NSR Asset Management Corporation. From 1988 to 1989, President of Dial Captial Management.


     GEOFFREY WADSWORTH, Vice President. Age: 53. Vice President of Northstar.Former Vice President and Portfolio Manager with National Securities & Research Corporation.

     AGNES MULLADY, Vice President and Treasurer. Age: 38. Senior Vice President and Chief Financial Officer of Northstar, Senior Vice President and Treasurer of Northstar Administrators corporation, and Vice President and Treasurer ofNorthstar Distributors, Inc. From 1987 to 1993, Vice President and Treasurer of National Securities & Research Corporation.

     Northstar and Northstar Administrators Corporation make their personnel available to serve as Officers and "Interested Trustees" of the Funds. All Officers and Interested Trustees of the Funds are compensated by Northstar or Northstar Administrators Corporation. Trustees who are not "interested persons" of the Adviser are paid an annual retainer fee of $7,500 for their combined services as Trustees to the Funds and to retail funds sponsored or advised by the Adviser, and a per meeting fee of $1,750 for attendance at each joint meeting of the Funds and the other Northstar retail funds. The Funds also reimburse Trustees for expenses incurred by them in connection with such meetings.

     Mone Anathan, III, Dr. Loring E. Hart, Reverend Bartley MacPhaidin and Edward T. Sullivan, each of whom were previously Trustees of the Funds, serve on an Advisory Board. The Advisory Board is expected to provide advice to the Board of Trustees in order to facilitate a smooth management transition regarding the advisory services to be provided by Northstar and to provide such other advise as the Board of Trustees may request from time to time. The Advisory Board will have no authority or control over the Funds. Northstar has agreed to assume all expenses associated with the Advisory Board for three years.

     As of December 31, 1996, all Trustees and executive officers of each Fund as a group owned beneficially or of record less than 1% of the outstanding securities of such Fund. To the knowledge of the Funds, as of December 31, 1996, no shareholder owned beneficially (b) or of record (r) more than 5% of a Fund's outstanding shares, except as set forth below:

(1) Income and Growth Fund

    A
    Norwest Bank                          28%(r)
    Minneapolis, Minnesota

    B
    Merrill Lynch Pierce Fenner & Smith  28.4%(r)
    Jacksonville, Florida


(2) High Total Return Fund

    A
    Merrill Lynch Pierce Fenner & Smith   9.6%(r)
    Jacksonville, Florida

    B
    Merrill Lynch Pierce Fenner & Smith   35.7%(r)
    Jacksonville, Florida

    C
    Merrill Lynch Pierce Fenner & Smith     47%(r)
    Jacksonville, Florida


(3) Growth + Value Fund

    A
    Merrill Lynch Pierce Fenner & Smith   33.5%(r)
    Jacksonville, Florida

    Norwest Bank                          47.4%(r)
    Minneapolis, MN

    C
    Merrill Lynch                         11.8%(r)
    Jacksonville, Florida

    Bear Stearns Securities                6.5%(r)
    Brooklyn, New York

    Mrs. Ruth A. Samuels Trustee           5.9%(b)
    Laguna Hills, California

    Merrill Lynch                         23.2%(r)
    Jacksonville, Florida

(4) Special Fund

    A
    Merrill Lynch Pierce Fenner & Smith   29.5%(r)
    Jacksonville, Florida

    B
    Merrill Lynch Pierce Fenner & Smith   38.5%(r)
    Jacksonville, Florida

    Merrill Lynch Pierce Fenner & Smith   64.9%(r)
    Jacksonville, Florida

(5) Growth Fund

    A
    NWNL Ins Co Retirement Plan Div       26.2%(r)
    Lifestyle II Separate Acct 3
    Greenwich, Connecticut

    NWNL Ins Co Retirement Plan Div       28.7%(r)
    Lifestyle I
    Greenwich, Connecticut

    B
    Merrill Lynch Pierce Fenner & Smith   15.8%(r)
    Jacksonville, Florida

    C
    Merrill Lynch Pierce Fenner & Smith   15.3%(r)
    Jacksonville, Florida

    Gerald A. Mitchell                    35.7%(b)
    Ypsilanti, Michigan

    Advest Inc.                            6.4%(r)
    Hartford, Connecticut

(6) Balance Sheet Opportunities Fund

    A
    Advest Inc.                            6.2%(r)
    Hartford, Connecticut

    Margaret M. Standring Trust             5.6%(b)
    Weymouth, Massachusetts

    Donaldson Lufkin Jenrette              6.4%(r)
    Jersey City, New Jersey

    Mildred J. Clark                        10%(b)
    Palatine, Illinois

    Donaldson Lufkin Jenrette              6.5%(r)
    Jersey City, New Jersey

    Advest Inc.                            7.3%(r)
    Hartford, Connecticut

    B
    Merrill Lynch Pierce Fenner & Smith    9.3%(r)
    Jacksonville, Florida

    C
    Merrill Lynch Pierce Fenner & Smith    5.1%(r)
    Jacksonville, Florida

    Louise H. Fitzgerald                  53.5%(b)
    So. Attleboro, Massachusetts


(7) Government Securities Fund

    A
    Merrill Lynch Pierce Fenner & Smith      8%(r)
    Jacksonville, Florida

    Donaldson Lufkin Jenrette             16.4%(r)
    Jersey City, New Jersey


    Donaldson Lufkin Jenrette               17(r)
    Jersey City, New Jersey

    Donaldson Lufkin Jenrette             16.9%(r)
    Jersey City, New Jersey

    Donaldson Lufkin Jenrette             17.6%(r)
    Jersey City, New Jersey

    Order of St. Benedict of New Jersey    5.2%(b)
    Morristown, New Jersey

    Order of St. Benedict of New Jersey    9.8%(b)
    Morristown, New Jersey

    B
    Merrill Lynch Pierce Fenner & Smith    7.4%(r)
    Jacksonville, Florida

    Advest Inc.                            5.1%(r)
    Hartford, Connecticut

    C
    Merrill Lynch Pierce Fenner & Smith     96%(r)
    Jacksonville, Florida


(8) Strategic Income Fund

    A
    Norwest Bank                          29.8%(r)
    Minneapolis, Minnesota

    NWNL Ins Co Retirement Plan Div.       5.5%(r)
    Lifestyle III Separate Acct 3
    Greenwich, Connecticut

    NWNL Ins Co Retirement Plan Div.       6.9%(r)
    Lifestyle II Separate Acct 3
    Greenwich, Connecticut

    B
    Merrill Lynch Pierce Fenner & Smith   31.6%(r)
    Jacksonville, Florida

    C
    Merrill Lynch Pierce Fenner & Smith   33.2%(r)
    Jacksonville, Florida


(9) High Yield Fund

    A
    Merrill Lynch Pierce Fenner & Smith     15%(r)
    Jacksonville, Florida

    B
    Merrill Lynch Pierce Fenner & Smith   40.3%(r)
    Jacksonville, Florida

    C
    Merrill Lynch Pierce Fenner & Smith   58.5%(r)
    Jacksonville, Florida





                               COMPENSATION TABLE

                         PERIOD ENDED DECEMBER 31, 1996


                                                                  PENSION BENEFITS     ESTIMATED ANNUAL     TOTAL COMPENSATION
                                            COMPENSATION FROM    ACCRUED AS PART OF     BENEFITS UPON       FROM ALL FUNDS IN
                                                  FUND             FUND EXPENSES          RETIREMENT       NORTHSTAR COMPLEX(B)

Robert B. Goode, Jr......................          (a)13,000              0                    0              13,500
Paul S. Doherty..........................          (a)14,000              0                    0              14,500
David W. Wallace.........................          (a)14,000              0                    0              14,500
Mark L. Lipson...........................          (a)     0              0                    0                   0
John G. Turner...........................          (a)     0              0                    0                   0
Alan L. Gosule...........................          (a)14,000              0                    0              14,500
David W.C. Putnam........................          (a)10,000              0                    0              10,000
John R. Smith............................          (a)14,000              0                    0              14,500
Walter H. May............................          (a)13,000              0                    0              13,500


(a) See table below for Fund specific compensation.

(b) Compensation paid by the Northstar Trust funds, the Northstar Variable Trust funds and the remaining six funds, Northstar Special, Growth, Balance Sheet Opportunities, Government Securities, Strategic Income and High Yield Funds, formerly advised by BSC.

                                INDIVIDUAL FUND
                        FISCAL YEAR COMPENSATION TABLES

                                                INCOME AND GROWTH    HIGH TOTAL RETURN   GROWTH + VALUE   SPECIAL(C)    GROWTH(C)

Robert B. Goode, Jr............................         2,063            1,563              0             1,563            1,563
Paul S. Doherty................................         2,313            1,813              0             1,646            1,646
David W. Wallace...............................         2,313            1,813              0             1,646            1,646
Mark L. Lipson.................................             0                0              0                 0                0
John G. Turner.................................             0                0              0                 0                0
Alan L. Gosule.................................         2,313            1,813              0             1,646            1,646
David W.C. Putnam..............................         2,063            1,563              0             1,188            1,188
John R. Smith..................................         2,312            2,312              0             1,646            1,646
Walter H. May..................................         2,000            1,500              0             1,583            1,583


                                                         BALANCE SHEET       GOVERNMENT
                                                        OPPORTUNITIES(C)    SECURITIES(C)    STRATEGIC INCOME(C)    HIGH YIELD(C)

Robert B. Goode, Jr..................................           1,563          1,563            1,563                 1,563
Paul S. Doherty......................................           1,646          1,646            1,646                 1,646
David W. Wallace.....................................           1,646          1,646            1,646                 1,646
Mark L. Lipson.......................................               0              0                0                     0
John G. Turner.......................................               0              0                0                     0
Alan L. Gosule.......................................           1,646          1,646            1,646                 1,646
David W.C. Putnam....................................           1,188          1,188            1,188                 1,188
John R. Smith........................................           1,646          1,646            1,646                 1,646
Walter H. May........................................           1,583          1,583            1,583                 1,583


(c) Prior to June 2, 1995 the Trustees who were not interested persons, other than David Putnam, were paid a per fund fee of $500 for each full calendar year during which services were rendered to the Funds. In addition, they were paid a per fund fee of $250 for attending each of the Trustees' meetings, $100 per fund for attending each audit committee meeting, $100 audit committee retainer per fund and were reimbursed for outofpocket expenses. Mr. Putnam, former Chairman of these Funds, received a fee of $30,000 per annum.


                          OTHER INFORMATION

INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. has been selected as the independent accountants of the Fund. Coopers & Lybrand L.L.P. audits the Fund's annual financial statements and expresses an opinion thereon.



CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, and fund accounting agent for the Fund.


TRANSFER AGENT. Pursuant to a Transfer Agency Agreement with the Fund, First Data (the "Transfer Agent") acts as the Transfer Agent for the Fund. Pursuant to a Sub-Transfer Agency Agreement between Advest Transfer Services, Inc. ("ATS") and First Data, ATS serves as the subtransfer agent for the Fund's Class T shares, and, prior to June 5, 1995, ATS acted as transfer agent to the Fund.


REPORTS TO SHAREHOLDERS. The fiscal year of the Fund ends on December 31. The Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.


ORGANIZATIONAL AND RELATED INFORMATION. The Northstar Growth Fund (formerly The Advantage Growth Fund) was organized in 1986.

     The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.


     Under Massachusetts law, there is a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Amended and Restated Declaration of Trust for the Fund contains provisions intended to limit such liability and to provide indemnification out of Fund property of any shareholder charged or held personally liable for obligations or liabilities of the Fund solely by reason of being or having been a shareholder of the Fund and not because of such shareholder's acts or omissions or for some other reason.
Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

                            PERFORMANCE INFORMATION

     Performance information for the Fund may be compared in reports and promotional literature to (1) the S&P 500, Dow Jones Industrial Average ("DJIA"), or other unmanaged indices, so that investors may compare the Fund's results to those of a group of unmanaged securities that are widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund; and (iv) well known monitoring sources of cd performance rates, such as Solomon Brothers, Federal Reserve Bulletin, American Bankers and Tower Data/The Wall Street Journal. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.


     In addition, the Fund may, from time to time, include various measures of the Fund's performance, including the current yield, the tax equivalent yield and the average annual total return of shares of the Fund in advertisements, promotional literature or reports to shareholders or prospective investors. Such materials may occasionally cite statistics to reflect the Fund's volatility risk.

     AVERAGE ANNUAL TOTAL RETURN. Standardized quotations of average annual total return ("Standardized Return") for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula:

                         P(1+T) to the power of n = ERV

     Where:

     P = a hypothetical initial payment of $1,000

     T = the average annual total return

     n = the number of years, and

     ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

     All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), the deduction of the maximum initial sales load (in the case of Class A shares) and the maximum contingent deferred sales charge applicable to a complete redemption of the investment (in the case of Class
B, Class C and Class T shares), and assume that all dividends and distributions are reinvested when paid.

     YIELD. Quotations of yield for a specific class of shares of the Fund will be based on all investment income attributable to that class earned during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing the net investment income per share of that class earned during the period by the maximum offering price per share on the last day of the month, according to the following formula:

                   Yield = 2[(a-b + 1) to the power of 6 -1]
                                       cd

     Where:

     a = dividends and interest earned during the period attributable to a specific class of shares

     b = expenses accrued for the period attributable to that class (net of reimbursements)

     c = the average daily number of shares of that class outstanding during the period that were entitled to receive dividends, and

     d = the maximum offering price per share on the last day of the period

          The maximum offering price includes a maximum contingent deferred sales load of 4%, in the case of Class T shares, 5% for Class B shares, and 1%, for Class C shares.

          All accrued expenses are taken into account as follows. Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period, including but not limited to expenses under the Fund's distribution plans. Except as noted, the performance results take the contingent deferred sales load into account.


          The yield for Class A, B, C and T shares of the Fund, for the month ended December 31, 1996, was as follows:

                                        YIELD


     FUND                                                                          CLASS A    CLASS B    CLASS C    CLASS T

     Growth Fund................................................................    (0.14)%    (0.69)%     (0.49)%    (0.31)%


          NON-STANDARDIZED RETURN. In addition to the performance information described above, the Fund may provide total return information that is not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return. Excluding a Fund's sales charge from a total return calculation produces a higher total return figure.


          The following tables summarize the calculation of Standardized and Non-Standardized Return for Class A, Class B, Class C and Class T shares of the Fund for the periods indicated.

          The following table summarizes the calculation of Total Return for Class T shares of the Fund for the periods indicated through December 31, 1996, assuming the maximum sales charge HAS been assessed:


                                                                                                        SINCE
                                                             ONE YEAR    FIVE YEARS   TEN YEARS       INCEPTION*

     Growth Fund..........................................    15.90%       10.43%      12.05%           11.86%


          The following table summarizes the calculation of Total Return for Class T shares of the Fund for the periods indicated through December 31, 1996, assuming the maximum sales charge HAS NOT been assessed:


                                                                                                        SINCE
                                                             ONE YEAR    FIVE YEARS   TEN YEARS       INCEPTION*

     Growth Fund..........................................     19.90%      10.43%        12.05%         11.86%


     *The inception date for Class T shares of the Fund was February 1, 1986.



      The following table summarizes the calculation of Total
      Return for Class A, Class B and Class C shares of the Fund for the period from commencement of operations of such classes (June 5, 1995) through December 31, 1996, assuming the maximum sales charge HAS been assessed:



                                                                   CLASS A    CLASS B    CLASS C

     Growth Fund..........................................          16.94%      17.62%     19.85%


          The following table summarizes the calculation of Total Return for Class A, Class B and Class C shares of the Fund for the period from commencement of operations of such classes (June 5, 1995) through December 31, 1996, assuming the maximum sales charge HAS NOT been assessed:


                                                                   CLASS A    CLASS B    CLASS C

     Growth Fund..........................................          20.61%     19.91%      19.85%


          A Fund may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. The Fund's share prices and total returns fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.


          Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. These editorials or articles may include quotations of performance from other sources, such as Lipper or Morningstar. Sources for Fund performance information and articles about the Fund may include the following: BANXQUOTE, BARRON'S, BUSINESS WEEK, CDA INVESTMENT TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER DIGEST, FINANCIAL WORLD, FORBES, FORTUNE, IBC/DONOGHUES'S MONEY FUND REPORT, IBBOTSON ASSOCIATES, INC., INVESTMENT COMPANY DATA, INC., INVESTOR'S DAILY, LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, MONEY, MUTUAL FUND VALUES, THE NEW YORK TIMES, PERSONAL INVESTING NEWS, PERSONAL INVESTOR, SUCCESS, USA TODAY, U.S. NEWS AND WORLD REPORT, WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANIES SERVICES, AND WORKING WOMAN.


          When comparing yield, total return and investment risk of shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

          The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of the Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

                                FINANCIAL STATEMENTS

          The Northstar Trust's audited financial statements dated October 31, 1996 and the report of the independent accountants, Coopers & Lybrand L.L.P. with respect to such financial statements, are hereby incorporated by reference to the Annual Report to Shareholders of the Northstar Trust for the fiscal year ended October 31, 1996.


          The audited financial statements of Special Fund, Growth Fund, Balance Sheet Opportunities Fund, Government Securities Fund, Strategic Income Fund and High Yield Fund as of and for the fiscal period ended December 31, 1996 and the report of the independent accountants, Coopers & Lybrand L.L.P., with respect to such financial statements are hereby incorporated by reference to the Annual Report to Shareholders of The NorthStar
     Funds for the fiscal year ended December 31, 1996.

                                     PART C
                                OTHER INFORMATION

ITEM 24.       FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements:  Included in Part A:

     GROWTH FUND: Financial Highlights for a share outstanding throughout the period February 3, 1986 (commencement of operations) to December 31, 1996.


     Included in Part B: The audited financial statements for the year ended October 31, 1996 for the Northstar Trust and for the year ended December 31, 1996 for the Special, Growth, Balance Sheet Opportunities, Government Securities, Strategic Income and High Yield, and the report of the independent accountants with respect to such financial statements are incorporated in the Statement of Additional Information for the Trust and each Fund by reference to the Annual Report to Shareholders for the Trust and each Fund for the fiscal years ended October 31, 1996 and December 31, 1996, respectively. The incorporated financial information for the years ended October 31, 1996 for the Trust and December 31, 1996 for the other Funds includes the following:
Statement of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements, and report of independent accountants.

(b) EXHIBITS - NORTHSTAR GROWTH FUND.

         (1)      Form of Amended and Restated Declaration of Trust (1)
         (2)      By-Laws (1)
         (3)      N/A
         (4)      N/A
         (5)       (a) Form of Investment Advisory Agreement (1)


         (6)       (a)-(d) Form of Underwriting Agreements for Classes A, B,
                          C and T Shares (1)
                   (e) Form of Dealer Agreement for Northstar Affiliated
                           Investment Cos.(1)
                   (f) Form of Special Dealer Agreement between Northstar
                           Distributors and Advest, Inc. (1)
         (7)       N/A
         (8)       Form of Custody Agreement (1)
         (9)       (a) Form of Transfer Agency Agreement (1)
                   (b) Form of Sub-Transfer Agency Agreement (1)
                   (c) Form of Administrative Services Agreement (1)
                   (d) Administration Agreement  (3)

         (10)      Opinion of Counsel (4)

         (11)      Consent of  Independent Public Accountants*
         (12)      Annual Report to Shareholders*

         (13)      N/A
         (14)      N/A
         (15)      Form of Distribution Plan for Classes A, B, C and T
                         Shares (1)

         (16)      Performance Information (4)
         (17)      Powers of Attorney (2)
         (18)      Multiple Class Plan Pursuant to Rule 18f-3 (4)
         (27)      Financial Data Schedule (EX-27)*

----------------------------------
               NOTES TO EXHIBIT LISTING
*         Filed herewith.



(1). Previously filed as an Exhibit to the Registrant's Post-Effecitve Amendment No. 15 and incorporated herein by reference.

(2). The Power of Attorney executed by Walter May was filed as an Exhibit to the Registrant's Post-Effective Amendment No. 17 and is incorporated herein by reference.

         All other Powers of Attorney were filed as an Exhibit to the Registrant's Post-Effective Amendment No. 14 and are incorporated herein by reference.

(3). Previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 16 and incorporated herein by reference.

(4) Previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 19 and incorporated herein by reference.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with Registrant.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


As of December 31, 1996, the Registrant had the following number of record security holders:


Title of Class           Fund                             Number of Shareholders


Shares of
Benefical
Interest
                  Growth Fund                        (A) 216            (B) 656            (C) 43         (T) 6,218


ITEM 27.  INDEMNIFICATION

Section 5.4 of Registrant's Declaration of Trust provides the following:

(a) Subject to Paragraph (c) hereof every person who is, or has been, a Trustee, Officer, employee or agent of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, Officer, employee or agent and against amounts paid or incurred by him in the settlement thereof in such manner, provided, that to the extent any claim, action, suit or proceeding involves any particular Series or Classes of Shares of the Trust or the assets or operations of one or more Series or Classes of Shares, such indemnification shall be provided only from the assets (or proceeds thereof or income therefrom of such one or more Series or Classes of Shares and not from the assets (or proceeds thereof or income therefrom) of any other Series or Class of Shares of the Trust.

(b) The words "claim", "action", "suit" or "proceeding" shall apply to all claims, acitons, suits or proceedings ( civil, criminal, or other including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(c)      No indemnification shall be provided hereunder to a Trustee or Officer:

         (i) against any liability to the Trust, a series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought or that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

         (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interest of the Trust; and

         (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or Officer, unless there has been a determination that such Trustee or Officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                  (A) by the court or other body approving the settlement or other disposition; or

                  (B) based upon the review of readily available facts ( as opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(d) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to shich any Trustee or Officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or Officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and Officers may be entitled by contract or otherwise under law.

(e) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section may be advanced by the Trust prior to final disposition therof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section, provided that either;

                  (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient or the Trust shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Acto of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other that the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


See "Management of the Fund" in the Prospectus and "Services of the Adviser and Administrator" and "Trustees and Officers" in the Statement of Additional Information, each of which is included in the Registration Statement. Set forth is a list of each officer and director of the Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 31, 1994.




                           POSITION WITH                      OTHER SUBSTANTIAL
                           INVESTMENT                         BUSINESS, PROFESSION
NAME                       ADVISER                            VOCATION OR EMPLOYMENT
---------                  ---------------------------      --------------------------------------------
John Turner                Director                           Chairman and CEO, ReliaStar
                                                              Financial Corp. and affiliates;
                                                              Director of Northstar Affiliates;
                                                              Trustee and Chairman, Northstar
                                                              Affiliated Investment Companies.

John Flittie               Director                           President, ReliaStar Financial Corp.
                                                              and affiliates; Director, Northstar
                                                              Affilates.

Mark L. Lipson             Chairman/CEO                       Director and Officer of Northstar
                           Director                           Distributors, Inc., Northstar
                                                              Administrators Corp. and Northstar,
                                                              Inc. Trustee and President, Northstar
                                                              Affiliated Investment Companies.

Robert J. Adler            Executive                          President Northstar Distributors, Inc.
                           Vice
                           President,
                           Sales &
                           Marketing

Thomas Ole Dial            Executive                          Vice President, Northstar Affiliated
                           Vice                               Investment Companies, and
                           President -                        Principal, TD Associates Inc.
                           Chief Investment Officer
                           Fixed Income





Geoffrey Wadsworth         Vice President-                    Vice President - Northstar Affiliated
                           Investments                        Investment Companies
                                                              and Portfolio
                                                              Manager

Peter Bakst                Vice President-                    Vice President - Northstar Affiliated
                           Investments                        Investment Companies
                                                              and Portfolio Manager

Jeffrey Aurigemma          Vice                               Vice President - Northstar Affiliated
                           President -                        Investment Companies
                           Investments                        and Portfolio Manager

Ryan Johanson              Vice President-                    Vice President - Northstar Affiliated
                           Investments                        Investment Companies and Portfolio
                                                              Manager, Director of Global Market
                                                              Risk Management, and Senior Manager
                                                              of Banque Indosuez

Michael Graves             Vice                               Vice President - Northstar Affiliated
                           President                          Investment Companies
                           Investments                        and Portfolio Manager


Agnes Mullady              Sr. Vice                           Vice President & Treasurer of
                           President                          Northstar Affiliates and the Northstar
                           and CFO                            Affiliated Investment Companies


Gertrude Purus             Vice                               Vice President Northstar Distributors
                           President -                        and Northstar Administrators Corp.
                           Operations

Stephen Vondrak            Vice                               Vice President - Northstar
                           President -                        Distributors, Inc., Former Regional
                           Sales & Marketing                  Marketing Manager with Roger
                                                              Engemann and Associates from
     `                                                        1991-1994.

Mark Sfarra                Vice                               Vice President - Northstar
                           President -                        Distributors, Inc.
                           Marketing




ITEM 29. PRINCIPAL UNDERWRITER

(a) See "Management of the Funds" and "How to Purchase Shares" in the Prospectus and "Underwriter and Distribution Services" in the Statement of Additional Information, both of which are included in this Post-Effective Amendment to the Registration Statement. Unless otherwise indicated, the principal business address for each person is c/o Northstar, Two Pickwick Plaza, Greenwich, CT 06830.


(b)  (1)                            (2)                                         (3)
Name and Principal                  Position and Offices                        Position and Offices
Address                             with Underwriter                            with Registrant
------------------                  --------------------                        --------------------
John Turner                         Director                                    Trustee, Chairman
20 Washington Ave. South
Minneapolis, MN

John Flittie                        Director                                    None
20 Washington Ave. South
Minneapolis, MN

Mark L. Lipson                      Chairman & Director                         Trustee and President

Robert J. Adler                     President                                   None

Mark Blinder                        Reg. Vice President                         None


Scott Casselberry                   Reg. Vice President                         None


Richard Frances                     Reg. Vice President                         None

Richard Galloway                    Reg. Vice President                         None


Daniel Leonard                      Reg. Vice President                         None


Stephen O'Brien                     Reg. Vice President                         None

David Linton                        Reg. Vice President                         None

Charles Dolce                       Reg. Vice President                         None

Hyman Glasman                       Reg. Vice President                         None

Stephen Vondrak                     Vice President                              None

Mark  Sfarra                        Vice President                              None

Gertrude Purus                      Vice President                              None

Agnes Mullady                       Vice President                              Vice President
                                    & Treasurer                                 & Treasurer


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

State Street Bank and Trust Co. maintains such records as Custodian and Fund Accounting Agent for the Northstar Growth Fund:


     (1) Receipts and delivery of securities including certificate numbers;
     (2) Receipts and disbursement of cash;
     (3) Records of securities in transfer, securities in physical possession, securities owned and securities loaned.
     (4) Fund Accounting Records.


First Data Investor Services Group, ("First Data") maintains the following records at One Exchange Place, 11th Floor, Boston, Massachusetts, 02109, as Transfer Agent and Blue Sky Administrator for the Fund.


     (1)  Shareholder Records;
     (2) Share accumulation accounts: Details as to dates and number of shares of each accumulation, price of each accumulation.
     (3)  Fund Accounting Records
     (4)  State Securities Regisitration Records

All other records required by item 30(a) are maintained at the office of the Administrator, Two Pickwick Plaza, Greenwich, CT 06830.

ITEM 31.  Management Services

Not Applicable.

ITEM 32.  Undertakings

(a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Trusts' outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certified that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Greenwich and the State of Connecticut on the 24th day of March, 1997.


                                   REGISTRANT

                              By: MARK L. LIPSON
                                  ------------------------------
                                  Mark L. Lipson, President


     SIGNATURES                    TITLE                               DATE

     JOHN G. TURNER                 Chairman and              March 24, 1997
     John G. Turner*                Trustee

     MARK L. LIPSON                 Trustee                   March 24, 1997
     Mark L. Lipson*

     JOHN R. SMITH                  Trustee                   March 24, 1997
     John R. Smith*

     PAUL S. DOHERTY                Trustee                   March 24, 1997
     Paul S. Doherty*

     DAVID W. WALLACE               Trustee                   March 24, 1997
     David W. Wallace*

     ROBERT B. GOODE, JR.           Trustee                   March 24, 1997
     Robert B. Goode, Jr.*

     ALAN L. GOSULE                 Trustee                   March 24, 1997
     Alan L. Gosule*

     DAVID W.C. PUTNAM              Trustee                   March 24, 1997
     David W.C. Putnam*

     WALTER H. MAY, JR.             Trustee                   March 24, 1997
     Walter H. May, Jr.**

     AGNES MULLADY                  Principal Financial       March 24, 1997
     Agnes  Mullady                 and Accounting Officer

By:  AGNES MULLADY*
         Agnes Mullady
         Attorney-in-fact


* Executed pursuant to powers of attorney filed with Northstar Growth Fund - PEA No. 14.

** Executed pursuant to power of attorney filed with Northstar Growth Fund - PEA 16.

                                INDEX TO EXHIBITS
                              ---------------------




Exhibit No. Under
Part C of Form N1-A                 Name of Exhibit                    Page Number Herein
-----------------                   --------------                     -----------------




Exhibit 11                          Consent of Independent
                                    Accountants

Exhibit 12                          Annual Report to Shareholders

Exhibit 27                          Financial Data Schedule EX-27

------------------------